                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement        / /  Confidential, For Use of the
/ /  Definitive Proxy Statement                  Commission Only (as permitted
/ /  Definitive Additional Materials             by Rule 14a-6(e)(2))
/ /  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        COVAD COMMUNICATIONS GROUP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------

     (5) Total fee paid:
-----------------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials:

-----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
-----------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------------

         (3) Filing Party:
-----------------------------------------------------------------------------

         (4) Date Filed:
-----------------------------------------------------------------------------

                        COVAD COMMUNICATIONS GROUP, INC.
                                4250 BURTON DRIVE
                          SANTA CLARA, CALIFORNIA 95054

                                  May __, 2000

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Covad Communications Group, Inc. ("Covad"), to be held at the Sheraton San Jose Hotel, Milpitas, California on Friday, June 30, 2000 at 2:00 p.m. local time. At the Annual Meeting, you will be asked to vote upon five proposals: the election of three Class I directors to serve until the third succeeding annual meeting; an amendment to Covad's Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of authorized common stock; amendment and ratification of Covad's 1997 Stock Plan to limit the number of shares subject to the Plan and to increase shares eligible under the Plan for the Years 2000 and 2001; and the ratification of Covad's independent auditors for 2000.

     Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and Proxy Card relating to the meeting, as well as Covad's Annual Report to Stockholders for the year ended December 31, 1999. The Proxy Statement contains important information concerning the proposals up for vote at the Annual Meeting. We hope you will take the time to study it carefully.

     Your vote is very important, regardless of how many shares you own. We hope you can attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, HOWEVER, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. HOWEVER, IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING WITH YOU A PROXY OR LETTER FROM THE BROKER OR NOMINEE TO CONFIRM YOUR OWNERSHIP OF SHARES.

                           Sincerely,

                           /S/ ROBERT E. KNOWLING, JR.
                           ---------------------------
                           Robert E. Knowling, Jr.
                           CHAIRMAN OF THE BOARD OF DIRECTORS,
                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
\

                        COVAD COMMUNICATIONS GROUP, INC.
                                4250 BURTON DRIVE
                          SANTA CLARA, CALIFORNIA 95054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Covad Communications Group, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 30, 2000, at 2:00 p.m. local time, at the Sheraton San Jose Hotel, Milpitas, California (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon:

          1. The election of three Class I directors to serve on the Company's Board of Directors for a term to expire at the third succeeding annual meeting (expected to be the 2003 annual meeting) and until their successors are elected and qualified.

          2. An amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200 million to 600 million.

          3. An amendment to the annual increase provisions of the Company's 1997 Stock Plan to limit the eligible shares under the Plan and to add 5 million shares to the total number of shares eligible to be optioned or granted for the Year 2000, and to ratify the Plan as amended.

          4. An amendment to the annual increase provisions of the Company's 1997 Stock Plan to limit the eligible shares under the Plan and to add 10 million shares to the total number of shares eligible to be optioned or granted for the Year 2001, and to ratify the Plan as amended.

          5. Ratification of independent auditors, Ernst & Young LLP, for the 2000 fiscal year.

          6. Such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

     Only stockholders of record of the Company's Common Stock at the close of business on May 5, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of such stockholders entitled to vote will be available for inspection at the Annual Meeting by any stockholder and, for 10 days prior to the Annual Meeting, at the Company's corporate offices at 4250 Burton Drive, Santa Clara, California 95054.

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                     BY ORDER OF THE BOARD OF DIRECTORS.

                                     /S/  DHRUV KHANNA
                                     ------------------
                                     Dhruv Khanna
                                     EXECUTIVE VICE PRESIDENT,
                                     GENERAL COUNSEL AND SECRETARY

Santa Clara, California
May ___, 2000

                                IMPORTANT NOTICE
                        PLEASE VOTE YOUR SHARES PROMPTLY

                        COVAD COMMUNICATIONS GROUP, INC.
                                4250 BURTON DRIVE
                          SANTA CLARA, CALIFORNIA 95054

                                 PROXY STATEMENT

       This Proxy Statement is being furnished to the stockholders of Covad Communications Group, Inc., a Delaware corporation ("Covad" or the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of the Company's Stockholders ("Annual Meeting") to be held on Friday, June 30, 2000, at 2:00 p.m. local time, at the Sheraton San Jose Hotel, Milpitas, California, and at any adjournments or postponements thereof. At the Annual Meeting, holders of the Company's Common Stock, $.001 par value ("Common Stock"), will be asked to vote upon: (i) the election of three Class I directors to serve for a term to expire at the third succeeding annual meeting (expected to be in 2003); (ii) an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of authorized common stock (the "Charter Amendment Proposal"); (iii) two amendments to the Company's 1997 Stock Plan to add a fixed number of shares to the total number of shares eligible to be optioned or granted under such Plan for years 2000 and 2001, subject to a maximum number of shares to be added each year, and a ratification of such Plan as amended; (iv) the ratification of the Company's independent auditors for 2000; and (v) any other business that properly comes before the Annual Meeting.

       This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company's stockholders on or about May 15, 2000. The address of the principal executive offices of the Company is 4250 Burton Drive, Santa Clara, California 95054.

                            VOTING RIGHTS AND PROXIES

RECORD DATE; OUTSTANDING SHARES; QUORUM

       Only holders of record of Common Stock at the close of business on May 5, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. ALL COMMON STOCK SHARE FIGURES IN THIS PROXY STATEMENT, UNLESS OTHERWISE SPECIFIED, HAVE BEEN ADJUSTED TO REFLECT THE 3-FOR-2 STOCK SPLIT, EFFECTED IN THE FORM OF A STOCK DIVIDEND, WHICH TOOK EFFECT MARCH 31, 2000. As of the close of business on the Record Date, there were __________ post-split shares of Common Stock outstanding and entitled to vote, held of record by _____ stockholders. There were no shares of the Company's Class B Common Stock outstanding as of the close of business on the Record Date.

       Pursuant to the Company's Bylaws, a majority of the outstanding shares of Common Stock, or __________ of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. Each of the Company's stockholders is entitled to one vote for each share of Common Stock held as of the Record Date. A list of such stockholders entitled to vote will be available for inspection at the Annual Meeting by any stockholder and, for 10 days prior to the Annual Meeting, at the Company's corporate offices at 4250 Burton Drive, Santa Clara, California 95054.

VOTING OF PROXIES; REVOCATION OF PROXIES; VOTES REQUIRED

       Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage paid envelope. All properly executed, returned and unrevoked proxies will be voted in accordance with the instructions indicated thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR EACH DIRECTOR NOMINEE LISTED ON THE PROXY CARD AND FOR THE APPROVAL OF ALL THE PROPOSALS DESCRIBED HEREIN. The Company's Board of Directors does not know of, and does not presently intend to bring, any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting (including for purposes of soliciting additional votes for election of directors and/or for any other proposal), the Proxy Card will confer discretionary authority on the proxies (who are persons designated by the Board) to vote all shares covered by the Proxy Cards in their discretion. Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, 4250 Burton Drive, Santa Clara,

California 95054, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

       Director elections are determined by a plurality of shares of Common Stock represented in person or by proxy and voting at the Annual Meeting. The approval of the Charter Amendment Proposal to increase the authorized shares requires the affirmative vote of a majority of the outstanding shares of the Common Stock. The approval of the proposals to amend the Company's 1997 Stock Plan and ratification of the Company's independent auditors requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting.

ABSTENTIONS; BROKER NON-VOTES

       If an executed proxy is returned and the stockholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered to be represented at the meeting for purposes of calculating the votes cast with respect to such matter. Thus, while abstentions and broker non-votes will have no effect on the outcome of the election of directors, abstentions will have the same effect as negative votes on all other proposals. Broker non-votes will have the same affect as negative votes on the proposal to amend the Company's Amended and Restated Certificate of Incorporation and will have no effect on the vote on the proposals to amend the Plan or to ratify the independent auditors.

SOLICITATION OF PROXIES AND EXPENSES

       The Company will bear the cost of the solicitation of proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, letter, facsimile, electronically or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

                              ELECTION OF DIRECTORS
                         (ITEM NO. 1 ON THE PROXY CARD)

       The Board of Directors of the Company currently consists of eight directors. The Company's Amended and Restated Certificate of Incorporation and Bylaws provide for a classified board of directors, divided into three classes. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting will be elected for a term to expire at the third succeeding annual meeting, i.e., essentially a three-year term. The individuals so elected will serve until their successors are elected and qualified. This year the terms of the Company's Class I directors, currently consisting of Messrs. Daniel Lynch, Richard Shapero, and Larry Irving will expire at the Annual Meeting.

       At the Annual Meeting, holders of Common Stock will be asked to vote on the election of three directors as Class I directors, who shall serve until the Company's 2003 annual meeting. The Board of Directors has nominated Daniel Lynch, Richard Shapero and Larry Irving for the Class I directors for a three-year term that is expected to expire at Covad's annual meeting in 2003 ("Board's Nominees"). You can find the principal occupation and other information about the Board's Nominees, as well as other Board members, below.

       Of the continuing directors, (i) two of the directors are Class II directors, who shall serve until the Company's 2001 annual meeting and (ii) three of the directors are Class III directors, who shall serve until the Company's 2002 annual meeting.

       The election of Class I directors will be determined by the three nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board's Nominees in the manner described on the proxy, each proxy received will be voted for the election of each of the Board's Nominees. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the Board of Directors.

       There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. Except as described below, there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company. See "--Information Regarding the Directors of the Company."

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF DANIEL LYNCH, RICHARD SHAPERO AND LARRY IRVING AS CLASS I DIRECTORS.

INFORMATION REGARDING THE NOMINEES AND DIRECTORS OF THE COMPANY

       The following table lists the nominees and current members of the Board of Directors by class and provides their ages (as of March 15, 2000) and current positions with the Company. Biographical information for each nominee and/or director is provided below.

                         NOMINEES FOR CLASS I DIRECTORS

                              NAME                                    AGE                 POSITION
------------------------------------------------------------------    ---   -------------------------------------
Class I Directors (whose terms will expire (if elected) at the 2003 annual meeting):

Daniel Lynch....................................................      58    Director
Rich Shapero(b)(c)..............................................      51    Director
Larry Irving....................................................      43    Director

                                               CONTINUING DIRECTORS

                              NAME                                    AGE                 POSITION
------------------------------------------------------------------    ---   -------------------------------------
Class II Directors (whose terms expire at the 2001 annual meeting):

Frank Marshall (c)(d)...........................................      53    Director
Hellene Runtagh(a)(b)...........................................      51    Director

Class III Directors (whose terms expire at the 2002 annual meeting):

Robert E. Knowling, Jr.(c)......................................      44    Chairman of the Board of Directors,
                                                                            President and Chief Executive
                                                                            Officer
Robert Hawk(a)..................................................      60    Director
Debra Dunn......................................................      44    Director

--------------
  (a)  Member of the Audit Committee
  (b)  Member of the Compensation Committee
  (c)  Member of the Pricing Committee
  (d)  Alternate Member of the Compensation Committee

                                   BIOGRAPHIES

                         NOMINEES FOR CLASS I DIRECTORS

       RICH SHAPERO has served as a member of the Company's Board of Directors since July 1997. Mr. Shapero has been a general partner of Crosspoint Venture Partners, L.P., a venture capital investment firm, since April 1993. From January 1991 to June 1992, he served as Chief Operating Officer of Shiva Corporation, a computer network company. Previously, he was a Vice President of Sun Microsystems, Inc., Senior Director of Marketing at AST Research, Inc., and held marketing and sales positions at Informatics General Corporation and UNIVAC's Communications Division. Mr. Shapero serves as a member of the Board of Directors of Sagent Technology, Inc., which is a provider of real-time eBusiness intelligence, and several privately held companies.

       DANIEL LYNCH has served as a member of the Company's Board of Directors since April 1997. Mr. Lynch is also a founder of CyberCash, Inc. and has served as Chairman of its Board of Directors since August 1994. From December 1990 to December 1995, he served as Chairman of the Board of Directors of Softbank Forums, Inc., a provider of education and conference services for the information technology industry. Mr. Lynch founded Interop Company in 1986, which is now a division of ZD Comdex and Forums. Mr. Lynch is a member of the Association for Computing Machinery and the Internet Society. He is also a member of the Board of Trustees of the Santa Fe Institute, the Bionomics Institute and CommerceNet. He previously served as Director of the Information Processing Division for the Information Sciences Institute in Marina del Rey, where he led the Arpanet team that made the transition from the original NCP protocols to the current TCP/IP based protocols. He has served as a member of the Board of Directors of Exodus Communications, Inc. since January 1998. Mr. Lynch previously served as a member of the Board of Directors at UUNET Technologies, Inc. from April 1994 until August 1996.

       LARRY IRVING has served as a member of the Company's Board of Directors since April 2000. Mr. Irving is the President and CEO of UrbanMagic.com, an Internet portal for the African American community scheduled to be launched later this year. Prior to joining UrbanMagic.com, Mr. Irving served for almost seven years as Assistant Secretary of Commerce for Communications and Information, where he was a principal advisor to the President, Vice President and Secretary of Commerce on domestic and international communications and information policy issues, including the development of policies related to the Internet and Electronic Commerce. He was a point person in the Administration's successful efforts to reform the United States' telecommunications law, which resulted in the passage of the Telecommunications Act of 1996. Mr. Irving is widely credited with popularizing the term "Digital Divide" and was the principal author of the landmark Federal survey, FALLING THROUGH THE NET, which tracked access to telecommunications and information technologies, including computers and the Internet, across racial, economic, and geographic lines. In recognition of his work to promote policies and develop programs to ensure equitable access to advanced telecommunication and information technologies, Irving was named one of the fifty most influential persons in the "Year of the Internet" by Newsweek Magazine. Prior to joining the Clinton-Gore Administration, Mr. Irving served ten years on Capitol Hill, most recently as Senior Counsel to the U.S. House of Representatives Subcommittee on Telecommunications and Finance. He also served as Legislative Director, Counsel and Chief of Staff (acting) to the late Congressman Mickey Leland (D-Texas). During the previous three years, Mr. Irving was associated with the Washington, D.C. law firm of Hogan & Hartson, specializing in communications law, antitrust law and commercial litigation.

                              CONTINUING DIRECTORS

       FRANK MARSHALL has served as a member of the Company's Board of Directors since October 1997. Mr. Marshall currently serves on the Board of Directors of PMC-Sierra, Inc. and several private companies. Mr. Marshall also serves on the technical advisory board of several high technology private companies. He is a member of the InterWest Partners Advisory Committee and a Venture Partner at Sequoia Capital. From 1992 to 1997, Mr. Marshall served as Vice President of Engineering and Vice President and General Manager, Core Business Unit of Cisco Systems, Inc. From 1982 to 1992, he served as Senior Vice President, Engineering at Convex Computer Corporation.

       HELLENE RUNTAGH has served as a member of the Company's Board of Directors since November 3, 1999. Ms. Runtagh has served as Executive Vice President of Universal Studios since January 1999. In this capacity, she is responsible for overseeing the activities of the Universal Studios Operations Group, Universal Studios Consumer

Products Group, Universal Studios Corporate Marketing and Sponsorships, and the Spencer Gift retail operations, Universal Studios' worldwide information technology, and Seagram's global sourcing and real estate operations. From February 1997 to January 1999, she held the position of Senior Vice President of Reengineering Effort at Universal. Previously, Ms. Runtagh spent 25 years at General Electric, where she served as President and Chief Executive Officer of GE Information Services from 1989 to 1996 and held general management roles with GE's capital and software businesses.

       ROBERT E. KNOWLING, JR. has been the Company's President, Chief Executive Officer and a member of Covad's Board of Directors since July 1998. As of September 1999, he also became Chairman of the Board of Directors of the Company. From October 1997 through July 1998, Mr. Knowling served as the Executive Vice President of Operations and Technologies at U S WEST Communications, Inc., a regional telecommunications service provider. In this capacity, Mr. Knowling was responsible for planning, delivering and maintaining high-quality telecommunications services for more than 25 million customers in 14 western and midwestern states. From March 1996 through September 1997, he served as Vice President of Network Operations at U S WEST Communications, Inc. From November 1994 through March 1996, he served as Vice President of Network Operations for Ameritech Corporation. Mr. Knowling began his career in 1977 at Indiana Bell where he progressed through a variety of assignments in operations, engineering and marketing. When Indiana Bell became a part of Ameritech Corporation, Mr. Knowling assumed positions of increasing responsibility in marketing, product development, large business marketing and network operations, including service on Ameritech Corporation's re-engineering breakthrough development team. As lead architect of the Ameritech Corporation transformation, Mr. Knowling reported directly to the Chairman.

       ROBERT HAWK has served as a member of the Company's Board of Directors since April 1998. Mr. Hawk is President of Hawk Communications, Inc. and recently retired as President and Chief Executive Officer of U S WEST Multimedia Communications, Inc., where he headed the cable, data and telephony communications business from May 1996 to April 1997. He was president of the Carrier Division of U S WEST Communications, Inc. from September 1990 to May 1996. Prior to that time, Mr. Hawk was Vice President of Marketing and Strategic Planning for CXC Corporation. Prior to joining CXC Corporation, Mr. Hawk was director of Advanced Systems Development for AT&T/American Bell. He currently serves on the Board of Directors of PairGain Technologies, Inc., COM21, Inc., Concord Communications, Inc., Radcom, Ltd., Efficient Networks, Inc. and several privately held companies.

       DEBRA DUNN has served as a member of the Company's Board of Directors since April 2000. Since late 1999, Ms. Dunn has been the vice president of Strategy and Corporate Operations for Hewlett-Packard Company and has global responsibility for driving the broad range of efforts required to reposition Hewlett-Packard. She is responsible for corporate-wide functions including corporate strategy, development, communications, philanthropy and government affairs. Ms. Dunn joined Hewlett-Packard in 1983 as an executive development manager in Hewlett-Packard's Corporate Training division in Palo Alto. She held a wide range of development and marketing management positions from 1986 to 1992, and was promoted to manufacturing manager for Hewlett-Packard's Video Communication division in 1992, marketing manager in 1993 and was named general manager of the division in 1996. Ms. Dunn was promoted to general manager of Hewlett-Packard's executive committee in 1998 and led the Hewlett-Packard/Agilent split process and Hewlett-Packard's new business creation function.

BOARD MEETINGS AND COMMITTEES

       The Board of Directors of the Company had 13 formal meetings in 1999. During 1999, each incumbent director of the Company attended at least 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) the total number of meetings of the committees on which he or she served (during the periods that he or she served).

       In April 1998, the Board of Directors established an Audit Committee and a Compensation Committee. The Audit Committee currently consists of two of the Company's outside directors, Mr. Hawk and Ms. Runtagh.

       The Audit Committee's primary responsibilities include:

       o conducting a post-audit review of the financial statements and audit findings;

       o reviewing the Company's independent auditors' proposed audit scope and approach; and

       o reviewing, on a continuous basis, the adequacy of the Company's system of internal accounting controls.

The Audit Committee neither met nor acted by unanimous written consent during the 1999 fiscal year.

       The Compensation Committee currently consists of two of the Company's outside directors, Mr. Shapero and Ms. Runtagh. Mr. Marshall, also an outside director, serves as an alternate on the committee.

       The primary responsibilities of the Compensation Committee include:

       o reviewing and determining the compensation policy for the Company's executive officers and directors, and other employees as directed by the Board of Directors;

       o      administering the Company's 1997 Stock Plan;

       o reviewing and determining all forms of compensation to be provided to the Company's executive officers; and

       o reviewing and making recommendations to the Company's Board of Directors regarding general compensation goals and guidelines for the Company's employees and the criteria by which bonuses to the Company's employees are determined.

The Compensation Committee met once during the 1999 fiscal year and acted by unanimous written consent on 13 occasions.

       The Company has a Pricing Committee, which currently consists of two outside directors, Messrs. Shapero and Marshall, and one inside director, Mr. Knowling. The function of the Pricing Committee is to set the price for the sale of the Company's Common Stock to third-parties. The Pricing Committee met three times during the 1999 fiscal year.

DIRECTOR COMPENSATION

       Except for grants of stock options subject to vesting and restricted stock subject to repurchase, directors of the Company generally do not receive compensation for services provided as a director or committee member. New directors will receive a stock option grant to purchase 60,000 shares of Common Stock which will vest over four years. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors, except for reimbursement of expenses in attending Board and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. Mr. Shapero is affiliated with Crosspoint Venture Partners L.P., which was a party along with the Company, to a Series C Preferred Stock and Warrant Subscription Agreement dated February 23, 1998. See "--Certain Relationships and Related Transactions."

EXECUTIVE OFFICERS

       The current executive officers of the Company, and their respective ages as of March 15, 2000, are as follows:

            NAME                    AGE                                     POSITION
------------------------------    --------    ----------------------------------------------------------------------
Robert E. Knowling, Jr.......       44        Chairman, Board of Directors, President and Chief Executive Officer
Timothy Laehy................       43        Chief Financial Officer
Robert Davenport, III........       40        Executive Vice President, Business Development
Catherine Hemmer.............       41        Chief Operating Officer
Robert Roblin................       47        Executive Vice President, Sales and Marketing
Joseph Devich................       42        Executive Vice President, Corporate Services
Dhruv Khanna.................       40        Executive Vice President, General Counsel and Secretary
Jane Marvin..................       40        Executive Vice President, Human Resources
Terry Moya...................       41        Executive Vice President, External Affairs
Michael Lach.................       38        Executive Vice President, Business Integration
Jimmy LaValley...............       46        Executive Vice President, Community Relations

       Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See "--Executive Compensation." Biographical information for Mr. Knowling is provided above. See "--Information Regarding Directors of the Company."

       TIMOTHY LAEHY joined the Company in August 1997. He served as the Company's Chief Financial Officer, Treasurer and Vice President, Finance until February 1999 and has served as the Company's Chief Financial Officer since that date. Prior to joining the Company, Mr. Laehy served as Vice President, Corporate Finance and Treasurer of Leasing Solutions, Inc., a computer equipment leasing company, from February 1991 to August 1997. From 1990 to 1991, Mr. Laehy served as a senior associate with Recovery Equity Partners, a private venture capital investment fund. From 1985 to 1990, he served in various capacities at Guarantee Acceptance Capital Corporation, an investment bank, Liberty Mutual Insurance Company and Union Carbide Corporation.

       ROBERT R. DAVENPORT, III joined the Company in January 1999. He served as the Company's Vice President, Business Development until February 1999 and has served as the Company's Executive Vice President, Business Development since that date. Prior to joining the Company, Mr. Davenport was Senior Vice President and Chief Operating Officer at Tele-Communications, Inc.'s Internet Services subsidiary, TCI.NET from 1997 to 1999. Between 1995 and 1997, Mr. Davenport was with Tele-Communications, Inc., as Vice President, Finance and Development for the Telephony Services subsidiary. From 1992 to 1995, he was Managing Partner of RD Partners, LLC, a private investment firm focused on leveraged equity investments.

       CATHERINE HEMMER joined the Company in August 1998. She served as the Company's Vice President, Operations until February 1999 and served as the Company's President, Network Services from February 1999 to September 1999. Since September 1999, she has served as Chief Operating Officer. From 1996 to August 1998, she was Vice President, Network Reliability and Operations at U S WEST Communications, Inc. From 1995 to 1996, she served as General Manager, Network Provisioning at Ameritech Services, Inc., a telecommunications company. From 1987 to 1995, she served in various capacities, including Vice President, Network Services, at MFS Telecom, Inc. From 1981 to 1987, she served in various management roles at MCI Communications Inc. (now MCI WorldCom, Inc.) providing management information systems support for the network operations organization.

       ROBERT ROBLIN joined the Company in November 1998. He served as the Company's Vice President, Marketing until February 1999 and has served as the Company's Executive Vice President, Sales and Marketing since that date. Prior to joining the Company, he was Executive Vice President of Marketing at Adobe Systems, Inc. from 1996 to November 1998. From 1994 to 1996, Mr. Roblin served as Vice President and General Manager of Marketing of the Consumer Division of IBM Corporation. Between 1992 and 1994, Mr. Roblin was the Vice President of Marketing of Pensoft, Inc., a start-up pen-based software company that produced a database-driven personal information manager.

       JOSEPH DEVICH joined the Company in August 1998. He served as Vice President and General Manager of the Company's Western Region until February 1999 and served as President and General Manager of the Western Region from February 1999 to September 1999. Since September 1999, he has served as Executive Vice President, Corporate Services. Prior to joining the Company, from November 1996 to August 1998, Mr. Devich was Vice President, Operations and Technologies Staff of U S WEST Communications, Inc., where he served on the strategic leadership council and was responsible for leading staff support functions, methodical and procedural process support, results reporting and analysis, systems planning and integration, customer value analysis, disaster recovery/business continuity planning, network security, supplier management and operations strategy planning. From August 1986 to November 1996, Mr. Devich worked in several capacities at Ameritech Corporation, including Manager of Product Management--Technical Support, and Director in the areas of customer support in the large business market, service reliability within custom business services, process improvement of network operations and network provisioning.

       DHRUV KHANNA is one of the Company's founders. He served as the Company's Vice President, General Counsel and Secretary from October 1996 until February 1999 and has served as the Company's Executive Vice President, General Counsel and Secretary since that date. He was an in-house counsel for Intel Corportion's communications products division and its Senior Telecommunications Attorney between 1993 and 1996. Between 1987 and 1993, Mr. Khanna was an associate at Morrison & Foerster LLP where his clients included Teleport Communications Group (now AT&T Corp), McCaw Cellular Communications, Inc. (now AT&T Wireless), and Southern Pacific Telecom (now Qwest Communications International, Inc.). Mr. Khanna has extensive experience with regulatory matters, litigation and business transactions involving the regional bell operating companies and other telecommunications companies. While at Intel, he helped shape the computer industry's positions on the Telecommunications Act of 1996 and the FCC's rules implementing the 1996 Act.

       JANE MARVIN joined the Company in April 1999 as the Company's Senior Vice President, Human Resources and, in March 2000, became the Executive Vice President, Human Resources. Prior to joining the Company, from August 1995 to April 1999, Ms. Marvin was Vice President, Human Resources for the General Business, Small Business and Enhanced Business Services units and Director, Leadership and Executive Development of Ameritech Corporation. In these capacities, she re-engineered and streamlined multiple HR processes and drove corporate-wide change initiatives. From 1991 to 1995, Ms. Marvin was Human Resources Director with the Pepsi Cola Company, a division of Pepsico Inc., where she improved business processes in the areas of recruitment, selection, training, and compensation. From 1984 to 1991, Ms. Marvin worked in progressively broader HR leadership roles at Data General Corporation, a provider of enterprise hardware and software solutions.

       TERRY MOYA joined the Company in July 1999 as the Company's Senior Vice President, External Affairs and, in March 2000, became the Executive Vice President, External Affairs. Prior to joining the Company, from January 1999 to July 1999, Mr. Moya served as Vice President and Chief Financial Officer, Capital Management, Network/Operations and Technologies at U S WEST Communications, Inc. From August 1998 to January 1999, Mr. Moya served as Vice President, Operations for U S WEST Communications, Inc., where he managed over $2 billion in capital expenditures and over $320 million in engineering and construction transaction costs. From February 1997 to August 1998, Mr. Moya served as Vice President, Construction, Operations and Technologies and led the outside plant construction contracting organization for U S WEST Communications, Inc. From August 1992 to February 1997, Mr. Moya spent time in over a half dozen foreign countries establishing and improving several different lines of business for U S WEST Communications, Inc. These countries include Poland, Russia, the Czech Republic, Hungary, Brazil and the United Kingdom. Prior to August 1992, Mr. Moya was at KPMG Peat Marwick, LLP in New Orleans.

       MICHAEL LACH joined the Company in January 2000 as the Company's Executive Vice President, Business Integration. Prior to joining the Company, from May 1997 to December 1999, Mr. Lach was Vice President, Customer Provisioning and Maintenance of Ameritech Corporation, where he was responsible for the installation and repair of residential phone lines across a five-state region. From October 1995 to May 1997, Mr. Lach was General Manager, Network Operations West of Ameritech Corporation, where he was responsible for provisioning and maintaining central offices and the transport network in a three-state region. From September 1994 to October 1995, Mr. Lach was Division Manager, Technical Support of Ameritech Corporation, where he supported the development and implementation of new products for residential and business customers. From March 1993 to August 1994, Mr. Lach was Director, Business Development for Siemens Stromberg-Carlson, Inc. From January 1984 to February 1993, Mr. Lach served in various management roles with Ameritech Corporation relating to its network.

       JIMMY LAVALLEY joined the Company in April 2000 as Executive Vice President of Community Relations. Prior to joining the Company, from June 1979 to April 2000, Mr. LaValley was with U S WEST Communications, Inc. Most recently, from February 1999 to April 2000, Mr. LaValley was Vice President Human Resources, responsible for Strategic Staffing Services and Management Development for U S WEST's 58,000 employees. From October 1997 to February 1999, Mr. LaValley was Vice President Human Resources supporting Network Services, the largest U S WEST Business Unit. In this role, all aspects of Human Reources support were provided to 28,000 employees. Prior to these assignments, Mr. LaValley held leadership positions in all aspects of the Human Resources disciplines at U S WEST. A former police officer in Tahlequah Oklahoma, Mr. LaValley holds a bachelor's degree in criminal justice/pre-law from Northeastern Oklahoma State University.

EXECUTIVE COMPENSATION

       The following table sets forth certain information with respect to compensation awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer or was one of the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers") during the fiscal year ended December 31, 1999. All share numbers have been adjusted in light of the 3-for-2 stock split, effected in the form of a stock dividend, effective March 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION        LONG-TERM COMPENSATION
                                                -------------------------   ---------------------------
                                                                            RESTRICTED     SECURITIES
                                     FISCAL                                  STOCK          UNDERLYING        ALL OTHER
  NAME AND PRINCIPAL POSITION         YEAR        SALARY         BONUS      AWARDS($)     OPTIONS/SARS(#)    COMPENSATION
--------------------------------    ---------   -----------     ---------   ---------     ---------------    -----------
Robert Knowling, Jr............       1999      $  399,996      $500,000          --                  --     $  750,420(8)
   Chairman, Board of                 1998      $  180,768(2)   $250,000          --           4,725,000     $  750,343(9)
   Directors, President and           1997              --            --          --                  --             --
   Chief Executive Officer(1)

Robert Roblin..................       1999      $  232,692      $140,250    $882,500(7)               --     $      405(10)
   Executive Vice President,          1998      $   21,154(3)   $  9,493          --             562,500     $       74(10)
   Sales and Marketing                1997              --            --          --                  --             --

Catherine Hemmer...............       1999      $  180,769      $109,500    $882,500(7)               --     $      240(10)
   Chief Operating Officer            1998      $   58,359(4)   $ 56,000          --             437,713     $   84,363(11)
                                      1997              --            --          --                  --             --

Joseph Devich..................       1999      $  167,308      $101,250    $882,500(7)               --     $      210(10)
   Executives Vice President,         1998      $   52,981(5)   $ 20,137          --             380,622     $   76,961(12)
   Corporate Services                 1997              --            --          --                  --             --

Robert Davenport, III..........       1999      $  183,077(6)   $ 91,667          --             450,001     $      171(10)
   Executive Vice President,          1998              --            --          --                  --             --
   Business Development               1997              --            --          --                  --             --

--------------

     (1) In September 1999, Mr. Knowling became Chairman of the Company's Board of Directors.
     (2) Pro rated based on an annual salary of $400,000 from hiring date of July 8, 1998.
     (3) Pro rated based on an annual salary of $220,000 from hiring date of November 16, 1998.
     (4) Pro rated based on an annual salary of $150,000 from hiring date of August 10, 1998.
     (5) Pro rated based on an annual salary of $150,000 from hiring date of August 13, 1998.
     (6) Pro rated based on an annual salary of $200,000 from hiring date of January 20, 1999.
     (7) This value is based upon the split-adjusted closing price of $29.416 for 30,000 post-split shares granted on November 3, 1999 to Mr. Roblin, Ms. Hemmer and Mr. Devich. As of December 31, 1999, all of these shares were unvested and valued at $1,118,750 based on a split-adjusted closing price of $37.29. Twenty-five percent of these shares will vest on the four consecutive anniversaries of the grant date.
     (8) Includes $750,000 for the final installment of Mr. Knowling's sign-on bonus as well as $420 for term life insurance premium.
     (9) Includes $750,000 for the first installment of Mr. Knowling's sign-on bonus as well as $343 for term life insurance premium.
     (10) The dollar amount in this column represents premium payments the Company made for executive's term life insurance policies.
     (11) Includes a payment of $84,275 as a sign-on bonus as well as $88 for term life insurance premium.
     (12) Includes a payment of $76,883 as a sign-on bonus as well as $78 for term life insurance premium.

       OPTION / SAR GRANTS IN LAST FISCAL YEAR

       The following table sets forth information regarding stock options granted to Named Executive Officers during the fiscal year ended December 31, 1999. During the last fiscal year, Mr. Davenport was the only Named Executive Officer to receive any option grant and none of the Named Executive Officers received stock appreciation rights during the year ended December 31, 1999. All share numbers have been adjusted in light of the 3-for-2 stock split, effected in the form of a stock dividend, effective March 31, 2000.


                                                   INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                               ----------------------------------------------------------    ------------------------
                                                 PERCENT OF
                                                   TOTAL                                        VALUE AT ASSUMED
                               NUMBER OF          OPTIONS                                     ANNUAL RATES OF STOCK
                               SECURITIES       GRANTED TO        EXERCISE                   PRICE APPRECIATION FOR
                               UNDERLYING      EMPLOYEES IN        PRICE                          OPTION TERM($)(3)
                                OPTIONS           FISCAL            PER        EXPIRATION    --------------------------
          NAME                GRANTED(#)(1)     1999(%)(2)         SHARE($)      DATE             5%            10%
---------------------------    -------------    --------------    ---------    ----------    ----------   -------------
Robert Davenport, III.....       450,001            5.14%          $7.53       1/20/2007     $1,623,354    $3,888,215
--------------

  (1) The material terms of the option grant to Mr. Davenport during 1999 is as follows: (i) the options consist of qualified and nonqualified stock options; (ii) all have an exercise price equal to the fair market value on the date of grant; (iii) all have an 8-year term and become exercisable over a four-year period, with 12.5% of the option shares vesting on the six-month anniversary of the grant date and the remainder vesting in 42 equal monthly installments; (iv) the options are not transferable and (v) all options are otherwise subject to the terms and provisions of the Company's 1997 Stock Plan. See "--1997 Stock Plan."

  (2)  Based on options covering an aggregate of 8,750,826 shares
       (split-adjusted) the Company granted during 1999 pursuant to the Company's 1997 Stock Plan.

  (3) These amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. The potential realizable values are calculated by assuming that the Company's Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the granted options. The assumed 5% and 10% rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock price growth.

        AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION / SAR VALUES

       The following table sets forth information with respect to the exercise of stock options during the year ended December 31, 1999 and the number and year-end value of shares of the Company's Common Stock underlying the unexercised options held by the Named Executive Officers. None of the Named Executive Officers exercised or held stock appreciation rights during the year ended December 31, 1999. All share numbers have been adjusted in light of the 3-for-2 stock split, effected in the form of a stock dividend, effective March 31, 2000.


                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                             OPTIONS EXERCISED DURING       OPTIONS AT DECEMBER 31,           IN-THE-MONEY OPTIONS AT
                                       1999                          1999                     DECEMBER 31, 1999($)(1)
                           -----------------------------   --------------------------    ----------------------------------
                            SHARES
                           ACQUIRED
                              ON             VALUE
                           EXERCISE         REALIZED
          NAME                (#)            ($)(1)       EXERCISABLE   UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
-------------------------  -----------   ---------------   ---------    -------------    --------------    ----------------
Robert Knowling, Jr....       491,250    $14,324,166.56    1,088,437       3,145,312     $40,105,898.20    $115,896,027.95
Robert Roblin..........        22,500    $   582,575.00      129,843         410,152      $4,384,437.41    $ 13,849,862.47
Catherine Hemmer.......        54,000    $ 1,588,502.00       91,902         291,811      $3,192,316.10    $ 10,136,396.75
Joseph Devich..........        54,129    $ 2,146,621.00       39,800         177,862      $2,073,745.85    $  9,267,351.35
Robert Davenport, III..            --                --       68,750         231,251      $3,066,536.48    $ 10,314,758.22
--------------

  (1) Value represents the fair market value at exercise minus the exercise price.

  (2) Value represents the difference between the exercise price and the market value (i.e., split-adjusted closing price) of Common Stock of $37.29 on December 31, 1999. An option is "in-the-money" if the market value of the Common Stock exceeds the exercise price.

       EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

       In 1998, the Company entered into a written employment agreement with Robert Knowling, Jr., the Chairman of the Board of Directors, President and Chief Executive Officer. The agreement provides that Mr. Knowling will receive compensation in the form of a $400,000 annual base salary and a $250,000 minimum annual bonus. Mr. Knowling received (i) a signing bonus of $1,500,000, one half of which was paid when he began working for the Company, and the remaining half of which was paid once he worked for the Company for one full year (July 1999), and (ii) stock options to purchase 4,725,000 post-split shares of the Company's Common Stock at a split-adjusted exercise price of $ .45 per share. If the Company terminates Mr. Knowling's employment relationship without cause (as that term is defined in the agreement), or if Mr. Knowling resigns for good reason (as that term is defined in the agreement), the Company must continue to pay Mr.Knowling's annual salary and targeted bonus for a period of two years after the date of termination so long as Mr. Knowling does not become employed by one of the Company's direct competitors. Mr. Knowling has agreed to be bound by customary confidentiality provisions. As provided in the agreement, in August 1998 the Company loaned Mr. Knowling $500,000 pursuant to a Note Secured by Deed of Trust that bears no interest during his employment. The loan has provisions for forgiveness based on continued employment and matures in four years, subject to acceleration in certain events. See "Certain Relationships and Related Transactions--Employee Loans."

       With respect to all options granted under the Company's 1997 Stock Plan, in the event that the Company merges with or into another corporation resulting in a change of control involving a shift in 50% or more of the voting power of the Company's capital stock, or the sale of all or substantially all of the Company's assets, the options will fully vest and become exercisable one year after the change of control or earlier in the event the individual is constructively terminated or terminated without cause or in the event the successor corporation refuses to assume the options. See "--1997 Stock Plan."

       The Company has also entered into restricted stock purchase agreements with certain of the Company's officers and directors. The shares of the Company's Common Stock issued pursuant to these restricted stock purchase agreements are subject to the Company's right of repurchase which lapses in accordance with the vesting schedule of the agreements. The agreements also include similar provisions to the stock options, providing for accelerated vesting in the event of a change of control. See "Certain Relationships and Related Transactions--Issuance of Common Stock."

       1997 STOCK PLAN

       See "Amendment to the 1997 Stock Plan--Summary Description of 1997 Stock Plan" for a description of the Plan.

       1998 EMPLOYEE STOCK PURCHASE PLAN

       The 1998 Employee Stock Purchase Plan was adopted by the Company's Board of Directors in December 1998, and approved by the stockholders in January 1999. A total of 2,250,000 post-split shares of the Company's Common Stock have been reserved for issuance under this plan, plus annual increases equal to the lesser of (i) 2% of the outstanding shares on such date or (ii) an amount determined by the Board of Directors. To date, 334,776 post-split shares have been issued under the 1998 Employee Stock Purchase Plan.

       The 1998 Employee Stock Purchase Plan, which is intended to qualify under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), contains consecutive, overlapping, twenty-four month offering periods. Each offering period includes four six-month purchase periods. The offering periods generally start on the first trading day on or after May 1 and November 1 of each year, except for the first offering period which commenced on the first trading day after the Company's initial public offering (January 22, 1999) and ends on the last trading day on or before October 31, 2000.

       Employees are eligible to participate if they are customarily employed by the Company or any of the Company's participating subsidiaries for at least 30 hours per week and more than five months in any calendar year. However, no employee may be granted a right to purchase stock under the 1998 Employee Stock Purchase Plan (i) to the extent that, immediately after the grant of the right to purchase stock, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of the Company's capital stock, or (ii) to the extent that his or her rights to purchase stock under all the Company's employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock for each calendar year. The 1998 Employee Stock Purchase Plan permits participants to purchase the Company's Common Stock through payroll deductions of up to 12% of the participant's "compensation." Compensation is defined as the participant's base straight time gross earnings and commissions but excludes payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. The maximum number of shares a participant may purchase during a single purchase period is 5,000 shares.

       Amounts deducted and accumulated by the participant are used to purchase shares of the Company's Common Stock at the end of each purchase period. The price of stock purchased under the 1998 Employee Stock Purchase Plan is generally 85% of the lower of the fair market value of the Company's Common Stock (i) at the beginning of the offering period or (ii) at the end of the purchase period. In the event the fair market value at the end of a purchase period is less than the fair market value at the beginning of the offering period, the participants will be withdrawn from the current offering period following exercise and automatically re-enrolled in a new offering period. The new offering period will use the lower fair market value as of the first date of the new offering period to determine the purchase price for future purchase periods. Participants may end their participation at any time during an offering period, and they will be paid their payroll deductions to date. Participation ends automatically upon termination of employment.

       Rights to purchase stock granted under the 1998 Employee Stock Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the plan. The 1998 Employee Stock Purchase Plan provides that, in the event the Company merges with or into another corporation or sell substantially all of the Company's assets, each outstanding right to purchase stock may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding rights to purchase stock, the offering period then in progress will be shortened and a new exercise date will be set.

       The Company's Board of Directors has the authority to amend or terminate the 1998 Employee Stock Purchase Plan, except that no such action may adversely affect any outstanding rights to purchase stock under the Employee Stock plan. The Company's Board of Directors may terminate an offering period on any exercise date if it determines that the termination of the plan is in the Company's best interests and the best interest of the Company's stockholders. The Board of Directors may in its sole discretion amend the plan to the extent necessary and desirable to avoid unfavorable financial accounting consequences by altering the purchase price for any offering period, shortening any offering period or allocating remaining shares among the participants. Unless sooner terminated by the Company's Board of Directors, the plan will automatically terminate ten years from the effective date of the Company's initial public offering.

       LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

       The Company's Amended and Restated Certificate of Incorporation limits the liability of the Company's directors to the maximum extent permitted by Delaware law, and the Company's Bylaws provide that the Company will indemnify the Company's directors and officers and may indemnify the Company's other employees and agents to the fullest extent permitted by law. The Company also entered into agreements to indemnify the Company's directors and executive officers, in addition to the indemnification provided for in the Company's Bylaws. The Board of Directors believe that these provisions and agreements are necessary to attract and retain qualified directors and executive officers. At present, there is no pending litigation or proceeding involving any of the Company's directors, officers, employees or agents in which indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee (the "Committee") is comprised of Mr. Shapero and Ms. Runtagh, each of whom is a non-employee director, and Mr. Marshall, also a non-employee director, as an alternate. The Committee sets, reviews and administers the Company's executive compensation program. The role of the Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company's 1997 Stock Option Plan and 1998 Employee Stock Purchase Plan. The Committee approves and recommends all stock option grants to executive officers, all executive officer base salaries and any cash bonus payments to executive officers and reviews all stock option grants to executives.

       COMPENSATION PHILOSOPHY

       The Company's overall compensation philosophy is to build a leading broadband company by linking total compensation to the long-term performance of the Company. Since the Company operates in an extremely competitive and rapidly changing technology and telecommunications industry, the Compensation Committee believes that compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company.

       The Company's compensation programs link compensation to performance by first surveying the competitive market for executive pay. Payouts are then assessed based on whether quantitative and strategic targets are met. Also taken into consideration are individual performance and the Company's performance relative to other broadband competitors and the broader NASDAQ technology market. In general, it is the intention for base salary and performance bonuses to reward near-term operating success while using stock options to provide executives with a significant stake in the long-term performance and success of the Company. In light of this, the total compensation positioning of the Company's executive officers is routinely compared with those of other similar technology and telecommunications companies and is adjusted to be highly competitive.

       BASE SALARY

       The Company's policy is to target base salary levels at the median of the technology and telecommunications market. Initially, the base salaries of executive officers are determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology and telecom companies. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility.

       In establishing 1999 base salary levels for executive officers, the Compensation Committee approved base salaries of the executive officers based on
(i) competitive market data and (ii) recommendations from Mr. Knowling and the Human Resources Department.

       BONUSES

       Bonus targets are set for executive officers based on targets for comparable positions in the technology and telecom market. The Company's executive officers were eligible for annual bonuses which were approved by the Compensation Committee based on (i) individual achievement of year-end objectives and (ii) recommendations from Mr. Knowling and the Human Resources Department.

       LONG-TERM INCENTIVE AWARDS

       Under the Company's 1997 Stock Plan, stock options may be granted and restricted stock awarded to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant or restricted stock award is based upon the individual's responsibilities and position. The size of subsequent stock option awards or restricted stock grants, if any, are based primarily on an individual's performance and responsibilities. Because of the competitive nature of the technology and telecommunications industry in which the Company's competes, the Committee believes stock option grants or restricted stock awards are an effective method of structuring executive compensation to focus on a longer term view of the Company's performance and to ensure that the executives' and the stockholders' interests are in alignment. See "Security Ownership of Certain Beneficial Owners and Management"

       CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
       COMPENSATION.

       The 1999 compensation paid to Mr. Knowling was determined by his 1998 employment agreement with the Company. Accordingly, Mr. Knowling's salary of $400,000 remained unchanged in 1999 pursuant to the terms of his employment agreement. In addition, Mr. Knowling received a $500,000 annual bonus, half of which was required by his employment agreement and half of which was awarded, pursuant to his employment agreement, based on his performance. This year Mr. Knowling also received $750,000 which represents the second-half of his sign-on bonus pursuant to his employment agreement. See "Executive Compensation--Employment Agreements and Change in Control Arrangements."

       COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

       The Compensation Committee has considered the potential impact of Section 162(m) of the Code and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based.

       The Committee believes that compensation paid to Mr. Knowling in 1999 is not subject to the limitations of the Section because it was paid pursuant to an agreement that was entered into before the Company became a public company, and such agreement has not been materially modified. Similarly, the Committee believes that stock options and restricted stock granted pursuant to the Plan before the date of the annual meeting are not subject to the Section because the Company adopted the Plan before it became a public company, and such grants have not been materially modified.

       The Committee believes that awards of stock options granted pursuant to the Plan, as amended by the proposals herein, will qualify as performance-based compensation under the Section. The Committee believes that grants of restricted stock will not qualify as performance-based compensation under the Section.

       The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under the Section. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                                                          COMPENSATION COMMITTEE

                                                             Rich Shapero
                                                             Hellene Runtagh

PERFORMANCE GRAPH

       The graph below provides an indicator of cumulative total stockholder returns for Covad as compared with the NASDAQ National Market and Dow Jones Telecommunications Index weighted by market value at each measurement point. This graph covers the period of time beginning January 22, 1999, when Covad's common shares were first traded on the NASDAQ National Market, through December 31, 1999.

                              [PERFORMANCE GRAPH]


COVAD COMMUNICATIONS GROUP

                                                CUMULATIVE TOTAL RETURN
                                       -----------------------------------------
                                       1/22/99    3/99    6/99    9/99    12/99

COVAD COMMUNICATIONS GROUP, INC.       100.00    547.92  666.41  544.92   699.23
NASDAQ STOCK MARKET (U.S.)             100.00    104.69  114.54  117.15   169.08
DOW JONES TELECOMMUNICATIONS           100.00     95.30  108.06  100.19   109.19

       The comparisons shown in the graph are based upon historical data and the Company cautions that the stock price performance shown in the graph is not indicative of, nor intended to forecast, potential future performance of the Company's Common Stock. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       SERIES C PREFERRED STOCK AND WARRANT SUBSCRIPTION AGREEMENT

       On February 20, 1998, the Company entered into a Series C Preferred Stock and Warrant Subscription Agreement (the "Subscription Agreement") with Warburg, Pincus Ventures, L.P. ("Warburg") & Crosspoint Venture Partners 1996 ("Crosspoint") and Intel Corporation ("Intel"). Under this agreement, Warburg and Crosspoint unconditionally agreed to purchase an aggregate of 5,764,143 shares of the Company's Series C Preferred Stock and warrants to purchase an aggregate of 4,729,500 shares of the Company's Series C Preferred Stock for an aggregate purchase price of $16.0 million at a date that the Company was to determine but, in any event, not later than March 11, 1999. The Company agreed to either call this commitment or complete an alternate equity financing of at least $16.0 million by March 11, 1999. A proposed alternate equity financing providing for a price per share greater than or equal to $2.7767 and including securities that were equal in right with, or more favorable to the Company than, the Company's Series C Preferred Stock as set forth in the Company's Amended and Restated Certificate of Incorporation required unanimous approval by a majority of the Company's disinterested directors. In consideration of this commitment, the Company issued to Warburg and Crosspoint warrants to purchase an aggregate of 2,541,222 post-split shares of the Company's Common Stock at a split-adjusted purchase price of $0.0022 per share. The parties agreed that the stock purchases by AT&T Ventures and NEXTLINK Communications Inc. constituted an alternate equity financing (see below). As a result, the Company did not issue and sell the Company's Series C Preferred Stock to Warburg and Crosspoint. Messrs. Henry Kressel and Joseph Landy, two of the Company's former directors, are affiliated with Warburg, and Mr. Shapero, one of the Company's current directors, is affiliated with Crosspoint.

       On April 24, 1998, the Subscription Agreement was amended pursuant to an Assignment and Assumption Agreement to which the Company was a party along with Warburg, Crosspoint and Mr. Hawk. By the terms of this agreement, Warburg and Crosspoint assigned to Mr. Hawk their obligation to purchase 36,015 shares of the Company's Series C Preferred Stock and 29,559 warrants to purchase Series C Preferred Stock for an aggregate purchase price of $100,001.65. On the same date, Mr. Hawk purchased 36,015 shares of the Company's Series C Preferred Stock at a price per share of $2.7767. As a result of this amendment, the aggregate obligation of Warburg and Crosspoint to purchase the Company's Series C Preferred Stock and warrants to purchase Series C Preferred Stock was reduced from 5,764,143 shares to 5,728,128 shares and from 4,729,500 shares to 4,699,941 shares, respectively, for an aggregate purchase price of $15.9 million (reduced from $16.0 million). On the same date, the Amended and Restated Stockholder Rights Agreement dated March 11, 1998 (the "Stockholder Rights Agreement") was amended to add Mr. Hawk as a party.

       The warrants to purchase the Company's Common Stock issued upon the signing of the Subscription Agreement had five-year terms (but had to be exercised prior to the closing of the Company's initial public offering), had split-adjusted purchase prices of $0.0015 per share, were immediately exercisable and contained net exercise provisions. Prior to the Company's initial public offering, Warburg and Crosspoint exercised their warrants to purchase Series C Preferred Stock for 2,032,605 and 762,364 post-split shares of the Company's Common Stock.

       On March 11, 1998, the Company amended the Stockholder Rights Agreement, to extend the rights held by Warburg, Crosspoint, and Intel to the Company's warrants to purchase Common Stock, Series C Preferred Stock and warrants to purchase Series C Preferred Stock issued or issuable to Warburg, Crosspoint and Intel pursuant to the Subscription Agreement (see below).

       THE INTEL STOCK PURCHASE

     As provided in the Subscription Agreement, Intel purchased 360,144 shares of the Company's Series C Preferred Stock and warrants to purchase 295,500 shares of the Company's Series C Preferred Stock for an aggregate purchase price of $1.0 million concurrently with the closing of the issuance of the 1998 13 1/2% Senior Discount Notes in March 1998. The Company did not have any obligation to issue the warrants to purchase Series C Preferred Stock to Intel until such time as Warburg and Crosspoint funded their respective commitments under the Subscription Agreement. The parties agreed that the Company's initial public offering constituted an alternate equity financing and, therefore, the Company did not issue the warrants to purchase Series C Preferred Stock to Intel. In connection with its agreement to purchase such Series C Preferred Stock and warrants to purchase Series C Preferred Stock, the Company issued to Intel warrants to purchase an aggregate of 238,167 post-split shares of the Company's

Common Stock at a split-adjusted purchase price of $0.0015 per share.
Prior to the Company's initial public offering, Intel exercised its warrants for 238,167 post-split shares of the Company's Common Stock.

       TRANSACTIONS IN CONNECTION WITH THE FORMATION OF THE DELAWARE HOLDING COMPANY

       The Company was originally incorporated in California as Covad Communications Company ("Covad California") in October 1996. In July 1997, the Company was incorporated in Delaware as part of the Company's strategy to operate through a holding company structure and to conduct substantially all of the Company's operations through subsidiaries. To effect the holding company structure, in July 1997 the Company entered into an Exchange Agreement with the existing holders of the Common Stock and Series A Preferred Stock of Covad California to acquire all of such stock in exchange for a like number of shares of the Company's common and preferred stock, so that after giving effect to the exchange Covad California became the Company's wholly-owned subsidiary. In addition, the Company entered into an Assumption Agreement pursuant to which the Company assumed certain outstanding obligations of Covad California, including a $500,000 demand note issued to Warburg and certain commitments to issue stock options to two of the Company's consultants.

       In connection with the Exchange Agreement, two of the Company's former officers, Messrs. Charles McMinn and Charles Haas, and one of the Company's current officers, Mr. Khanna, each exchanged 3,000,000 shares of Common Stock of Covad California, originally purchased for $0.0042 per share, for a like number of the Company's pre-split shares of Common Stock pursuant to restricted stock purchase agreements. In addition, Mr. Lynch, one of the Company's directors, exchanged 144,000 shares of Common Stock of Covad California, originally purchased for $0.0333 per share, for a like number of the Company's pre-split shares of Common Stock pursuant to a restricted stock purchase agreement. The Common Stock issued to Messrs. McMinn, Khanna, Haas and Lynch are generally subject to vesting over a period of four years. This vesting is subject to acceleration upon a change of control involving a merger, sale of all or substantially all the Company's assets or a shift in 50% or more of the voting power of the Company's capital stock. The Company's repurchase rights lapse one year after the change of control or earlier in the event the individual is constructively terminated or terminated without cause, or in the event the successor corporation refuses to assume the agreements.

       ISSUANCE OF COMMON STOCK

       On July 15, 1997, the Company issued 2,531,250 post-split shares of the Company's Common Stock to Mr. Rex Cardinale, one of the Company's former officers, for a split-adjusted purchase price of $0.015 per share. On August 30, 1997, the Company issued 776,250 post-split shares of the Company's Common Stock to Mr. Laehy, one of the Company's officers, for a split-adjusted purchase price of $0.0222 per share. On October 14, 1997, the Company issued 324,000 post-split shares of the Company's Common Stock to Mr. Marshall, one of the Company's directors, for a split-adjusted purchase price of $0.0222 per share. On April 24, 1998, the Company issued 216,000 post-split shares of the Company's Common Stock to Mr. Hawk, one of the Company's directors, for a split-adjusted purchase price of $0.296 per share. On August 28, 1998, the Company issued 90,000 post-split shares of the Company's Common Stock to Mr. Hawk for a split-adjusted purchase price of $2.555 per share. The shares of the Company's Common Stock issued to Messrs. Cardinale, Laehy, Marshall, and Hawk were issued pursuant to restricted stock purchase agreements which contain vesting and change of control provisions similar to those contained in the above-described restricted stock purchase agreements of Messrs. McMinn, Khanna, Haas and Lynch.

       ISSUANCE OF SERIES A PREFERRED STOCK

       On June 30, 1997 Covad California issued 150,000 shares of Series A Preferred Stock to each of Messrs. McMinn, Khanna and Haas and 300,000 shares of Series A Preferred Stock to Mr. Lynch for a purchase price of $0.3333 per share. In July 1997, these shares were exchanged for a like number of the Company's shares of Series A Preferred Stock pursuant to the Exchange Agreement.

       ISSUANCE OF SERIES B PREFERRED STOCK

       In July 1997, the Company sold an aggregate of 17,000,001 shares of the Company's Series B Preferred Stock, of which 12,000,000 shares were sold to Warburg, 3,000,000 shares were sold to Crosspoint and 2,000,001 shares were sold to Intel. The purchase price of the Company's Series B Preferred Stock was $0.50 per share. A portion of the purchase price of the Series B Preferred Stock was paid by cancellation of a $500,000 demand note issued to Warburg in June 1997. Messrs. Kressel and Landy, each of whom formerly served as members of the Company's Board of Directors, are affiliated with Warburg. Mr. Shapero, who currently serves on the Company's Board of Directors, is affiliated with Crosspoint. On February 12, 1998, the Company sold an additional 100,002 shares of Series B Preferred Stock at a purchase price of $1.00 per share to Mr. Marshall, one of the Company's directors.

       THE STRATEGIC INVESTMENTS AND RELATIONSHIPS

       In January 1999, the Company received equity investments from AT&T Ventures, NEXTLINK Communications Inc. and Qwest Communications International, Inc. AT&T Ventures purchased an aggregate of 1,500,583 shares of the Company's Series C-1 Preferred Stock at $2.7767 per share and an aggregate of 1,157,408 shares of the Company's Series D-1 Preferred Stock at $18.00 per share. These purchases represent an aggregate investment of $25 million, of which $11 million was invested by AT&T Venture Fund II, LP and $14 million was invested by two affiliated funds. NEXTLINK Communications Inc. purchased 1,200,466 shares of the Company's Series C-1 Preferred Stock at $2.7767 per share and 925,926 shares of the Company's Series D-1 Preferred Stock at $18.00 per share, representing an investment of $20 million. Qwest Communications International, Inc. purchased 900,349 shares of the Company's Series C-1 Preferred Stock at $2.7767 per share and 694,445 shares of the Company's Series D-1 Preferred Stock at $18.00 per share, representing an aggregate investment of $15 million. At the completion of the Company's initial public offering, the Company's Series C-1 Preferred Stock converted into the Company's Class B Common Stock on a one-for-one basis. The Series D-1 Preferred Stock also converted into the Company's Class B Common Stock at that time on a one-for-one basis. These strategic investors have agreed not to transfer any of the Company's Series C-1 Preferred Stock, Series D-1 Preferred Stock or Class B Common Stock to any non-affiliated third party until January 2000. They have also each agreed not to acquire more than 10% of the Company's voting stock without the Company's consent until January 2002. In addition, until January 2002, they have agreed to vote any voting securities they hold as recommended by the Company's Board of Directors. Since this time, all of the Company's Class B Common Stock has been converted into the Company's publicly traded Common Stock.

       Concurrently with these strategic equity investments, the Company entered into commercial agreements with AT&T Corp., NEXTLINK Communications Inc. and Qwest Communications International, Inc. These agreements provide for the purchase, marketing and resale of the Company's services at volume discounts, the Company's purchase of fiber optic transport bandwidth at volume discounts, collocation of network equipment and development of new DSL services. These agreements have terms ranging from six months to several years subject to earlier termination in certain circumstances. The Company cannot predict the number of line orders that AT&T Corp., NEXTLINK Communications Inc. or Qwest Communications International, Inc. will generate, if any, whether line orders will be below the Company's expectations or the expectations of, AT&T Corp., NEXTLINK Communications Inc. or Qwest Communications International, Inc. or whether AT&T Corp., NEXTLINK Communications Inc. or Qwest Communications International, Inc. will discontinue selling the Company's services entirely.

       EQUIPMENT LEASE FINANCING

       Through December 31, 1999, the Company incurred a total of $865,000 of equipment lease financing obligations (including principal and interest) through a sale lease-back transaction with Charter Financial, Inc. ("Charter Financial"). Through December 31, 1999, the Company made total payments of approximately $525,000 to Charter Financial on these obligations. Warburg, a principal stockholder of the Company at the time this transaction was entered into, owns a majority of the capital stock of Charter Financial. The Company believes that the terms of the lease financing with Charter Financial were completed at rates similar to those available from alternative providers. The Company's belief that the terms of the sale lease-back arrangement are similar to those available from alternative providers is based on the advice of its officers who reviewed at least two alternative proposals and who reviewed and negotiated the terms of the arrangement with Charter Financial.

       VENDOR RELATIONSHIP

       Crosspoint, who was one of the Company's principal stockholders, previously owned approximately 12% of the capital stock of Diamond Lane, one of the Company's vendors. Payments to Diamond Lane in 1999 totaled approximately $51,539,000. The Company believes that the terms of its transactions with Diamond Lane were completed at rates similar to those available from alternative vendors. This belief is based on our management team's experience in obtaining vendors and the fact that the Company sought competitive bidders before entering into the relationship with Diamond Lane.

       REGISTRATION RIGHTS

       Certain holders of the Company's Common Stock are entitled to registration rights. Pursuant to the Stockholder Rights Agreement holders of 30,112,927 post-split shares of Common Stock and holders of 6,379,177 shares of Class B Common Stock (collectively, the "Rights Holders") are entitled to certain rights with respect to the registration under the Securities Act of the shares of Common Stock held by them or issuable upon conversion of the Class B Common Stock. Commencing January 2000, the Class B Common Stock became converted into Common Stock at the election of the holder. As of April
2000, all Class B Common Stock had been so converted.

       The Rights Holders are entitled to demand, "piggy-back" and S-3 registration rights, subject to certain limitations and conditions. The number of securities requested to be included in a registration involving the exercise of demand and "piggy-back" rights are subject to a pro rata reduction based on the number of shares of Common Stock held by each Rights Holder and any other security holders exercising their respective registration rights to the extent that the managing underwriter advises that the total number of securities requested to be included in the underwriting is such as to materially and adversely affect the success of the offering. The registration rights terminate as to any Rights Holder at the later of (i) three years after the Company's initial public offering or (ii) such time as such Rights Holder may sell under Rule 144 in a three month period all registrable securities then held by such Rights Holder.

       Pursuant to the Warrant Registration Rights Agreement dated March 11, 1999, between the Company and Bear, Stearns & Co. Inc. and BT Alex. Brown Incorporated, holders of the warrants that were issued in connection with the Company's 1998 note offering in March 1998 are entitled to certain registration rights with respect to the shares of Common Stock issuable upon exercise of such warrants. The warrant holders are entitled to demand and "piggy-back" registration rights, subject to certain limitations and conditions. Like the Rights Holders, the number of securities that a warrant holder may request to be included in a registration involving an exercise of its demand or "piggy-back" rights is subject to a pro rata reduction. Such a reduction will be based upon the number of shares held by each warrant holder and any other security holders exercising their respective registration rights to the extent that the managing underwriter advises the Company that the total number of securities requested to be included in the underwriting is such as to materially and adversely affect the success of the offering.

       EMPLOYMENT AGREEMENTS

       The Company has entered into employment agreements with certain of the Company's officers. See "Executive Compensation--Employment Agreements and Change in Control Arrangements."

       EMPLOYEE LOANS

       In August 1998, the Company loaned Robert Knowling, Jr., the Company's Chairman of the Board, President and Chief Executive Officer, pursuant to his employment agreement, the principal amount of $500,000 pursuant to a Note Secured by Deed of Trust, which was secured by certain real property of Mr. Knowling. The entire principal balance of this note becomes due and payable in one lump sum on August 14, 2002. No interest is charged on the note. This note has provisions for forgiveness based on continued employment and is subject to acceleration in certain events.

       In August 1998, the Company loaned Joseph Devich, one of the Company's officers, the principal amount of $200,000 pursuant to a Note Secured by Deed of Trust, which was secured by certain real property of Mr. Devich. The outstanding principal balance of this note becomes due and payable in four equal installments commencing August 13, 1999, with the last installment due on August 13, 2002. No interest is charged on the note. This note has provisions for forgiveness based on continued employment and is subject to acceleration in certain events.

       In October 1998, the Company loaned Catherine Hemmer, the Company's Vice President, Operations, and her husband, one of the Company's employees, the principal amount of $600,000 pursuant to a Note Secured By Deed of Trust, which was secured by certain real property of the Hemmers. The outstanding principal balance of this note becomes due in four equal annual installments commencing August 10, 1999, with the last installment due on August 10, 2002. No interest is charged on the note. This note has provisions for forgiveness based upon continued employment of each of the Hemmers and is subject to acceleration in certain events.

       In April 2000, the Company loaded Jane Marvin, one of the Company's officers, the principal amount of $500,000 for the purchase of a principal residence. The loan is secured by such principal residence. The principal balance of the loan is due and payable in four equal annual installments beginning at the first year anniversary of the commencement of Ms. Marvin's employment, and no interest will be charged for the loan. Furthermore, the loan will be forgiven based upon her continued employment and is subject to acceleration in certain events. In addition, in December 1999, the Company loaned Ms. Marvin $80,705.46 pursuant to a note secured by a pledge of shares of the Company's Common Stock. The entire principal balance of this note becomes due and payable in one lump sum on the earlier to occur of October 2000 or the sale of the pledged shares. Interest is payable on the note at a rate of 5.89% per annum, compounded semiannually.

       In May 1999, the Company loaned Robert Davenport, one of the Company's officers, the principal amount of $600,000 for the purchase of a principal residence. The loan is secured by such principal residence. The outstanding principal balance of this note becomes due in four equal installments commencing January 20, 2000, with the last installment due on January 20, 2003. No interest is charged on the note. The note has provisions for forgiveness based upon continued employment and is subject to acceleration in certain events.

       In January 2000, the Company committed to extend a loan to Michael Lach, one of the Company's officers, in the principal amount of $200,000, for the purchase of a principal residence. The loan will be secured by such principal residence. The loan will provide that the principal balance will be due and payable in four equal annual installments, beginning at the first year anniversary of the commencement of Mr. Lach's employment. No interest will be charged on this loan. The loan will have provisions for forgiveness based on continued employment and is subject to acceleration in certain events.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based solely upon a review of reports received by the Company during or with respect to the year ended December 31, 1999 pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all required reports on Form 3, Form 4 and Form 5 were timely filed by the Company's directors, officers and 10% stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding ownership of the Company's Common Stock as of April 1, 2000 by:

             (i)   the Named Executive Officers;

             (ii)  each of the Company's directors;

             (iii) all of the Company's executive officers and directors as a group; and

             (iv) all persons known to the Company who directly own 5% or more of the Company's Common Stock.

       Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Covad Communications Group, Inc., 4250 Burton Drive, Santa Clara, California 95054. As of April 1, 2000, there were 143,580,109 shares (on a post-split basis) of Common Stock outstanding. Share ownership in each case includes shares issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of April 1, 2000 as described in the footnotes below. Percentage ownership is calculated pursuant to SEC Rule 13d-3(d)(1). Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. All share numbers have been adjusted in light of the 3-for-2 stock split, effected in the form of a stock dividend, effective March 31, 2000.


                                                                                    NUMBER OF
                                                                                     SHARES          PERCENTAGE
                                                                                  BENEFICIALLY      BENEFICIALLY
                               BENEFICIAL OWNER                                       OWNED            OWNED
-------------------------------------------------------------------------------   --------------    -------------
Putnam Investments, Inc.(1)..................................................        11,728,230             12.1%
Fidelity Management & Research Company(2)....................................        10,157,550            10.52%
Robert Knowling Jr.(3).......................................................         1,666,808              1.1%
Robert Roblin(4).............................................................           183,132                *
Catherine Hemmer(5)..........................................................           142,546                *
Joseph Devich(6).............................................................           166,283                *
Robert Davenport, III(7).....................................................           100,780                *
Robert Hawk(8)...............................................................           234,232                *
Daniel Lynch(9)..............................................................           508,621                *
Frank Marshall(10)...........................................................           598,731                *
Rich Shapero(11).............................................................             8,748                *
Hellene Runtagh(12)..........................................................            14,248                *
All current executive officers and directors as a group (15 persons).........        10,215,964              6.3%
--------------

(1) Based on a Form 13G filed March 10, 2000 with the Securities and Exchange Commission by Marsh & McLennan Companies, Inc. and its direct and indirect wholly-owned subsidiaries, Putnam Investments, Inc., Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc.

(2) Based on a Form 13G filed April 7, 2000 with the Securities and Exchange Commission by Fidelity International Limited and FMR Corp. and its wholly-owned subsidiaries, Fidelity Management & Research Company, Fidelity Management Trust Company and Strategic Advisers, Inc.

(3) Includes 1,633,684 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(4) Includes 181,122 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(5) Includes 142,185 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(6) Includes 95,145 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(7) Includes 100,780 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(8) Includes 28,998 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(9) Includes 44,499 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(10) Includes 49,248 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(11) Includes 8,748 shares of Common Stock subject to options exercisable within 60 days of April 1, 2000.

(12) Includes 7,498 shares of Common Stock subject to options exercisable within 60 days of April 1. 2000.

 AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         (ITEM NO. 2 ON THE PROXY CARD)

       Under the Company's present capital structure, the Company is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share, of which 10,000,000 shares had been designated as non-voting Class B Common Stock, and 5,000,000 shares of Preferred Stock, $.001 par value per share. As of May 1, 2000, __________ shares of Common Stock and no shares of Class B Common Stock were issued and outstanding. Of the remaining authorized common shares, approximately _____ were reserved for issuance in connection with the Company's stock-based compensation plans or for conversion and exchange of the Company's convertible and exchangeable securities. There are no outstanding shares of Preferred Stock, but under the recently adopted Stockholder Protection Rights Plan rights have issued which, if triggered, would relate to up to 700,000 shares of Participating Preferred Stock.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

       The Board believes the number of authorized shares of Common Stock is inadequate for the present and future needs of the Company and, in particular, limits the Company's ability to effect future stock splits in the form of a stock dividend. Since the Company's initial public offering, the Company has declared two stock dividends, one in May 1999 and the other in March 2000. Therefore, the Board has unanimously approved the amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of Common Stock authorized for issuance from 200,000,000 to 600,000,000, and the authorization of non-voting Class B Common Stock would be eliminated. There would be no change in the number of authorized shares of the Class B Common Stock.

       The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends that the stockholders approve such amendment. The authorization of additional shares of Common Stock would give the Board the ability to issue such shares of Common Stock from time to time as the Board deems necessary. The Board believes it needs to have the ability to issue such additional shares for any proper corporate purpose, such as stock splits and stock dividends, future acquisitions, stock and option grants, and convertible debt and equity financings.

       The Board believes that if an increase in the authorized number of shares of Common Stock were postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to consummate an acquisition, to meet financing objectives or other objectives or to effect a stock dividend or stock split.

       The additional Common Stock would be available for issuance by the Board without any future action by the stockholders, unless such action were specifically required by the Company's Amended and Restated Certificate of Incorporation, applicable law or the rules of any stock exchange or quotation system on which the Company's securities may then be listed.

       The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders, depending upon the exact nature and circumstances of any actual issuances of the authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including the adoption of the Company's Stockholder Protection Rights Plan. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of the Company's outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the

Company's capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a shareholder's investment could be adversely affected.

REQUIRED VOTE

       Approval of the proposed amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The Board of Directors has unanimously adopted resolutions setting forth the proposed amendment to the Amended and Restated Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to the stockholders for their approval at the Annual Meeting. If approved by the stockholders, the amendment will become effective upon filing of an appropriate certificate with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                AMENDMENT AND RATIFICATION OF THE 1997 STOCK PLAN
                      (ITEM NOS. 3 AND 4 ON THE PROXY CARD)

       The Company's stockholders are being asked to amend and ratify the Company's 1997 Stock Plan (the "1997 Plan" or "Plan"). The Plan currently provides that, on the first day of each fiscal year, there is added to the maximum number of shares which may be optioned and sold under the Plan, a number of shares equal to 3% of the outstanding shares on such date or such lesser amount as may be determined by the Board ("Annual Increase"). The proposals being submitted to stockholders would amend the Plan by placing a fixed-share limit on the total shares added to the Plan annually and would add a fixed number of additional shares to the Annual Increase of shares for the Years 2000 and 2001. The ratification of the Plan as amended is simultaneously being submitted to the stockholders to preserve the Company's tax deduction for compensation under Section 162(m) of the Code.

       PROPOSAL 3: LIMITING THE ANNUAL INCREASE UNDER THE PLAN, ADDING 5,000,000 ELIGIBLE SHARES TO THE 2000 ANNUAL INCREASE AND RATIFYING THE PLAN AS AMENDED

       The first proposed amendment to the 1997 Plan would (a) limit the Annual Increase of shares which may be optioned and sold under the Plan to 20,000,000 shares; (b) add 5,000,000 shares to the Annual Increase for fiscal year 2000 and (c) approve and ratify the Plan, as amended. If this proposal is approved, it will be retroactive to January 1, 2000 and Section 3 of the 1997 Stock
Plan will be amended to read as follows:

       "3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 35,092,635 Shares (split-adjusted for the March 31, 2000 3-for-2 stock split effected as a Stock dividend), plus
       (a) an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of 3% of the outstanding Shares on such date, or an amount determined by the Board, and (b) an additional 5,000,000 Shares for the Year 2000. The Shares may be authorized, but unissued, reacquired Common Stock. In no event shall the aggregate annual increase in the number of Shares which may be optioned and sold under the Plan exceed 20,000,000 Shares of Common Stock. All Share numbers in this section will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company."

       PROPOSAL 4: LIMITING THE ANNUAL INCREASE UNDER THE PLAN, ADDING 10,000,000 ELIGIBLE SHARES TO THE 2001 ANNUAL INCREASE AND RATIFYING THE PLAN AS AMENDED

       The second proposed amendment to the 1997 Plan would (a) limit the Annual Increase of shares which may be optioned and sold under the Plan to 20,000,000 shares; (b) add 10,000,000 shares to the Annual Increase for fiscal year 2001 and (c) approve and ratify the Plan, as amended. If this proposal is approved it will be retroactive to January 1, 2000 and, Section 3 of the 1997 Stock Plan will be amended to read as follows:

       "3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 35,092,635 Shares (split-adjusted for the March 31, 2000 3-for-2 stock split effected as a Stock dividend), plus
       (a) an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of 3% of the outstanding Shares on such date, or an amount determined by the Board, and (b) an additional 10,000,000 Shares for the Year 2001. The Shares may be authorized, but unissued, reacquired Common Stock. In no event shall the aggregate annual increase in the number of Shares which may be optioned and sold under the Plan exceed 20,000,000 Shares of Common Stock. All Share numbers in this section will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company."

       If both proposals are approved, Section 3 of the 1997 Stock Plan will be amended to read as follows:

       "3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 35,092,635 Shares (split-adjusted for the March 31, 2000 3-for-2 stock split effected as a Stock dividend), plus
       (a) an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of 3% of the outstanding Shares on such date, or an amount determined by the Board, and (b) an additional 5,000,000 Shares for the Year 2000 and 10,000,000 Shares for the Year 2001. The Shares may be authorized, but unissued, reacquired Common Stock. In no event shall the aggregate annual increase in the number of Shares which may be optioned and sold under the Plan exceed
       20,000,000 Shares of Common Stock. All Share numbers in this section will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company."

PURPOSE OF THE PROPOSED AMENDMENTS

       ATTRACTING AND RETAINING TALENTED EMPLOYEES

       The Board believes equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Covad's growth and achievements this past year have required the Company to offer attractive equity compensation, like stock options and restricted stock grants, to attract and retain the caliber of necessary professionals to enable those results. The continued growth of the business will necessitate increases in the option and restricted stock grant pool to provide adequate incentives to hire new employees and retain current ones.

       MEETING THE DEMANDS OF INCREASED GROWTH

       The Board believes the number of optionable shares under the existing 1997 Plan does not provide adequate shares for the Company to implement its intended growth strategy. In the first quarter of this year the Company had almost doubled its work force and, by the end of 2000, the Company intends to triple its work force in response to the current and projected demands in the market for its services. Consistent with the Company's philosophy of making its employees stakeholders, which has now become the rule (rather than the exception) in the Company's industry, all new Covad employees receive an initial stock option grant and are eligible for additional grants based upon their ongoing performance. However, if the Company achieves its hiring goals for fiscal year 2000, significantly more options will be granted to new employees in connection with their hiring than to existing employees based upon their ongoing performance.

       RATIFICATION OF THE PLAN TO PRESERVE THE COMPANY'S TAX DEDUCTION FOR COMPENSATION

       Section 162(m) of the Code generally disallows tax deductions to a publicly-traded corporation for compensation paid to certain executive officers in excess of $1,000,000 per officer per year. Grants of stock options and stock purchase rights under the Plan have been exempt from the limitation of Section 162(m) because the Company was not a publicly-traded corporation when it adopted the Plan. The amendment to the Plan to increase the aggregate number of shares of Common Stock available for issuance thereunder, however, will render this exemption unavailable. Accordingly, to make grants of stock options qualify as "performance-based compensation," and so preserve the Company's tax deductions, the stockholders are being asked to ratify the Plan as amended by either or both of the Plan amendment proposals described above.

SUMMARY DESCRIPTION OF 1997 STOCK PLAN

       The following is a summary of the principal features of the Plan, as amended. This summary is not intended to be a complete description of all the terms of the Plan and is subject to and qualified in its entirety by the full text of the current version of the Plan, which is attached as Appendix A to this Proxy Statement.

       STRUCTURE

       The 1997 Plan consists of three types of equity incentive programs: (i) qualifying stock options ("Incentive Stock Options") intended to qualify within the meaning of Section 422 of the Code; (ii) non-qualifying stock options (or "Non-Statutory Stock Options") not intended to qualify within the meaning of
Section 422 of the Code; and (iii) stock purchase rights ("SPRs") for shares of Common Stock.

       ADMINISTRATION

       The Plan is administered by the Company's Board of Directors or a committee appointed by the Board of Directors and consisting of non-employee directors within the meaning of Section 16(b) of the Exchange Act and outside directors within the meaning of Section 162(m) of the Code (referred to as the "Administrator"). Subject to the provisions of the Plan, the Administrator has the authority, in its discretion: (i) to determine the fair market value of the Company's Common Stock; (ii) to select the employees, directors or consultants to whom options and SPRs may be granted under the Plan; (iii) to determine the number of shares of Common Stock to be covered by each option and SPR granted under the Plan; (iv) to approve forms of agreement for use under the Plan; (v) to determine the terms and conditions of any option or SPR granted under the Plan such as the exercise price, the time or times when options or SPRs may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions; (vi) to reduce the exercise price of any option or SPR to the then current fair market value; (vii) to institute an option exchange program; (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan; (x) to modify or amend each option or SPR; (xi) to allow optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of an option or SPR that number of shares having a fair market value equal to the amount required to be withheld; (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an option or SPR previously granted by the Administrator; and (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

       ELIGIBILITY

       All employees, directors and consultants are eligible to participate in the 1997 Plan. Incentive Stock Options may be granted only to employees (including officers and directors). Non-Statutory Stock Options and SPRs may be granted to employees, directors and consultants of the Company. To the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and any parent or subsidiary) exceed $100,000, such options are treated as Non-Statutory Stock Options. No optionee may be granted, in any fiscal year of the Company, options to purchase more than 2,000,000 shares; provided that, in connection with his or her initial service, an optionee may be granted options to purchase up to an additional 2,000,000 shares that shall not count against such limit.

       SECURITIES SUBJECT TO THE PLAN

       Presently, the number of shares of the Company's Common Stock which are reserved for issuance under the Plan is 35,092,635 post-split shares, plus an annual increase beginning in January 2000, equal to the lesser of (i) 3% of the outstanding shares on such date or (ii) an amount determined by the Company's Board of Directors. As of January 1, 2000, there were 7,425,857 post-split shares available for issuance under the Plan, which includes the 3% annual increase of 4,400,533 post-split shares. If Proposal 3 is approved by the shareholders, a total of 12,425,857 post-split shares will be available for issuance under the Plan for the Year 2000.

       These shares may be authorized, but unissued, or reacquired Common Stock. If an option or SPR expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased shares that were subject thereto may become available for future grant or sale under the Plan.

       TERMS AND CONDITIONS OF OPTIONS

       Each option granted pursuant to the Plan is evidenced by a written stock option agreement (an "Option Agreement") between the optionee and the Company and is subject to the following terms and conditions:

       TERM OF OPTIONS. The term of each option is stated in each Option Agreement. In the case of an Incentive Stock Option, the term is ten years from the date of grant or such shorter terms as may be provided in the Option Agreement. In the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Incentive Stock Option is five years from the date of grant or such shorter term as may be provided in the Option Agreement.

       EXERCISE PRICE. The per share exercise price for the shares to be issued pursuant to the exercise of an option is determined by the Administrator, subject to the following: (i) in the case of an Incentive Stock Option (A) granted to an employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price may be no less than 110% of the fair market value per share on the date of grant and (B) granted to any employee other than an employee described in (A) immediately preceding, the per share exercise price may be no less than 100% of the fair market value per share on the date of grant; (ii) in the case of a Non-Statutory Stock Option, the per share exercise price maybe determined by the Administrator; and (iii) in the case of a Non-Statutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per share exercise price may be no less than 100% of the fair market value per share on the date of grant.

Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction.


       WAITING PERIOD AND EXERCISE DATES. At the time an option is granted, the Administrator fixes the period within which the option may be exercised (i.e., vests) and determines any conditions that must be satisfied before the option may be exercised. Options generally vest at a rate of 12.5% of the shares subject to the option on the date six months following the grant date and 1/48th of the shares subject to the option at the end of each one-month period thereafter and generally expire eight years from the date of grant. Unless the Administrator provides otherwise, vesting of options granted under the 1997 Plan are tolled during any unpaid leave of absence.

       FORM OF CONSIDERATION. The Administrator determines the acceptable form of consideration for exercising an option, including the method of payment. In the case of an Incentive Stock Option, the Administrator determines the acceptable form of consideration at the time of grant. Such consideration may consist entirely of (a) cash; (b) check; (c) promissory note; (d) other shares that (i) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option is exercised, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, a reduction in the amount of any Company liability to the optionee, including any liability attributable to the optionee's participation in any Company-sponsored deferred compensation program or arrangement, any combination of the foregoing methods of payment; or (e) any other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

       EXERCISE OF OPTION. Any option granted under the Plan is exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Exercise of an option in any manner shall result in a decrease in the number of shares thereafter available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercised.

       TERMINATION OF RELATIONSHIP. If an optionee ceases to be an employee, director or consultant, other than upon the optionee's death or disability, the optionee may exercise his or her option within such period of time as is specified in the Option Agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). In the absence of a different specified time in the Option Agreement, the option remains exercisable for three months following the optionee's termination. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option terminates, and the shares covered by such option revert to the Plan.

       DISABILITY OF OPTIONEE. If an optionee ceases to be an employee, director or consultant as a result of the optionee's disability, the optionee may exercise his or her option within such period of time as is specified in the Option Agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). In the absence of a different specified time in the Option Agreement, the option will remain exercisable for twelve months following the optionee's termination. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Plan. If, after termination, the optionee does not exercise his or her option within the time specified, the option will terminate, and the shares covered by such option revert to the Plan.

       DEATH OF OPTIONEE. If an Optionee dies while an employee, director or consultant, the option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such option as set forth in the Option Agreement), by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance, but only to the extent that the option is vested on the date of death. In the absence of a specified time in the Option Agreement, the option will remain exercisable for twelve months following the optionee's termination. If, at the time of death, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the Plan. The option may be exercised by the executor or Administrator of the optionee's estate or, if none, by the person(s) entitled to exercise the option under the optionee's will or the laws of descent or distribution. If the option is not so exercised within the time specified, the option terminates, and the shares covered by such option revert to the Plan.

       BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash, shares or otherwise an option previously granted based on such terms and conditions as the Administrator establishes and communicates to the optionee at the time that such offer is made.

       STOCK PURCHASE RIGHTS

       RIGHTS TO PURCHASE. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer SPRs under the Plan, it will advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related at the offer, including the number of shares that the offeree will be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer will be accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator.

       REPURCHASE OPTION. Unless the Administrator determines otherwise, the restricted stock purchase agreement will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

       OTHER PROVISIONS. The restricted stock purchase agreement will contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

       RIGHTS AS A STOCKHOLDER. Once the SPR is exercised, the purchaser will have the rights equivalent to those of a stockholder, and will be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

       NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS

       Unless determined otherwise by the Administrator, an option or SPR may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

       CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding option and SPR, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no options or SPRs have yet been granted or that have been returned to the Plan upon cancellation or expiration of an option or SPR, as well as the price per share of Common Stock covered by each such outstanding option or SPR, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

       DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an optionee to have the right to exercise his or her option until ten days prior to such transaction as to all of the optioned stock covered thereby, including shares as to which the option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any shares purchased upon exercise of an option or SPR will lapse as to all such shares, provided the proposed dissolution or liquidation take place at the time and in the manner contemplated. To the extent it has not been previously exercised, an option or SPR will terminate immediately prior to the consummation of such proposed action.

       MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option and SPR will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or SPR, the optionee will fully vest in and have the right to exercise the option or SPR as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If an option or stock repurchase right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Optionee in writing or electronically that the option or SPR shall be fully vested and exercisable for a period of fifteen days from the date of such notice, and the option or SPR shall terminate upon the expiration of such period.

       ACCELERATION IN CONNECTION WITH CHANGE OF CONTROL. All stock options and SPRs to officers, employees, directors and consultants provide that in the event the Company merges with or into another corporation resulting in a change of control involving a shift in 50% or more of the voting power of the Company's capital stock, or the sale of all or substantially all of the Company's assets, the options will fully vest and become exercisable one year after the change of control. In the event the individual is constructively terminated or terminated without cause or in the event that the successor corporation refuses to assume or substitute the options, the options or SPRs will fully vest and become exercisable at that time.

       AMENDMENT AND TERMINATION OF THE PLAN

       The Board may at any time amend, alter, suspend or terminate the Plan; provided that the Company is required to obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws.

FEDERAL INCOME TAX CONSEQUENCES

       The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate, gift and excise tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed herein.

       NON-STATUTORY STOCK OPTIONS

       Under current federal income tax law, the grant of a Non-Statutory Stock Option has no tax effect on the Company or the optionee to whom it is granted. If the shares of Common Stock received on the exercise of a Non-Statutory Stock Option are not subject to restrictions on transfer or risk of forfeiture, the exercise of the Non-Statutory Stock Option will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option price. The optionee's tax basis in the shares will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized income.

       INCENTIVE STOCK OPTIONS

       The federal income tax consequences associated with Incentive Stock Options are generally more favorable to the optionee and less favorable to the Company than those associated with Non-Statutory Stock Options. Under current federal income tax law, the grant of an Incentive Stock Option does not result in income to the optionee or in a deduction for the Company at the time of the grant. Generally, the exercise of an Incentive Stock Option will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant nor within one year after the date of exercise. If these requirements are met, the basis of the shares of Common Stock upon a later disposition will be the option price, any gain on the later disposition will be taxed to the optionee as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax. If the optionee disposes of the shares before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or

(b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee's holding period for the shares.

       STOCK PURCHASE RIGHTS

       Under current federal income tax law, the grant of an SPR has no tax effect on the Company or the individual to whom it is granted. The income tax consequences resulting from a purchase of restricted stock pursuant to the exercise of a stock purchase right will vary depending on whether the purchaser makes an election under Section 83(b) of the Code. Such election maybe made within 30 days of the date the restricted stock is purchased with respect to some or all of the shares of restricted stock purchased. If no election is made, the participant will not recognize any income as a result of the purchase of shares subject to the transfer restrictions and forfeiture provisions (i.e., the Company's repurchase right) described above. The participant will recognize compensation income when the transfer restrictions or forfeiture provisions lapse or are otherwise removed in an amount equal to the difference between the purchase price paid for such shares and the fair market value of such shares when such restrictions lapse or are otherwise removed. In addition, any dividends paid on any shares while such shares are subject to transfer restrictions and forfeiture provisions will be considered compensation income and not dividend income.

       If the participant makes an election under Section 83(b) of the Code, the participant recognizes compensation income when he or she purchases the shares in an amount equal to the difference between the fair market value of such shares at the time of purchase (determined without regard to the transfer restrictions) and the purchase price paid for such shares. The participant recognizes no additional income upon the subsequent lapse or removal of the transfer restrictions or forfeiture provisions with respect to such shares, and any dividends paid on the shares while such shares are subject to the transfer restrictions and forfeiture provisions will be taxed as dividend (rather than compensation) income.

       In general, the Company is entitled to a deduction in the amount of the compensation income recognized by the participant at the time the participant recognizes such income, provided certain reporting requirements are timely met.

       If and to the extent any shares are forfeited (i.e., repurchased by the Company), the participant will be allowed to deduct -- as an ordinary deduction if no Section 83(b) election was made or as a capital loss if such an election was made -- an amount equal to the difference, if any, between the purchase price paid for the shares and the amount received as a result of the forfeiture. The participant will recognize a capital gain or loss upon the subsequent sale or other taxable disposition of such shares (other than a sale to the Company as a result of the forfeiture provisions), in an amount equal to the difference between the proceeds realized from the sale or other disposition and the sum of
(a) the purchase price paid for such shares plus (b) in the case of a gain taxable to a participant who made a Section 83(b) election, the amount of gross income taxable as compensation to such participant as a result of the purchase of the shares.

       The Company is not entitled to any deduction corresponding to any capital gains realized by a participant.

       $1,000,000 LIMIT ON DEDUCTIBLE COMPENSATION

       Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation, "as defined in Section 162(m). Compensation is performance-based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the board of directors consisting of "outside directors"; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, if the stockholders ratify the Plan, as amended, the stock options granted thereunder (unless granted for purchase prices below the fair market value of the stock subject to the options) will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code. The Company believes, however, that it is unlikely that SPRs granted under the Plan, or the purchase of restricted stock thereunder, will qualify as performance-based compensation. The Company's ability to deduct compensation attributable to the purchase of restricted stock under stock purchase rights will therefore probably be subject to the limit of Section162(m) of the Code.

       EXCESS PARACHUTE PAYMENTS

       Under Section 4999 of the Code, certain officers, stockholders, or highly-compensated individuals ("Disqualified Individuals") will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain "excess parachute payments" which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any "excess parachute payments." The cashout or acceleration of the vesting of stock options or restricted stock upon a change in control may cause the holders of such stock options and restricted stock who are Disqualified Individuals to recognize certain amounts as "excess parachute payments" on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

       SPECIAL RULES; WITHHOLDING OF TAXES

       Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Common Stock which he or she already owns, or through a "cashless exercise."

PARTICIPATION IN THE PLAN

       As of April 1, 2000, 27,612,094 split-adjusted shares of Common Stock were subject to outstanding options and SPR's under the Plan, 37,202,627 split-adjusted options had been issued under the Plan, and 2,290,541 split-adjusted shares of Common Stock remained available for future issuance. In April 2000, the Company's Board of Directors approved amendments to the Plan to increase the number of shares eligible for future grant, subject to stockholder approval of these proposals.

       The actual benefits, if any, to the holders of stock options issued under the Plan are not determinable as all grants to be made under the Plan are discretionary and, prior to exercise, the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option. During the fiscal year ended December 31, 1999: (i) options to purchase 8,750,826 split-adjusted shares of Common Stock were issued pursuant to the Plan; (ii) options to purchase 163,500 split-adjusted shares of Common Stock were issued pursuant to the Plan to the current directors who are not executive officers, as a group (5 persons); (iii) options to purchase 1,060,500 split-adjusted shares of Common Stock were issued to current executive officers, as a group (9 persons); and (iv) options to purchase 7,526,826 split-adjusted shares of Common Stock were issued pursuant to the Plan to all other employees and consultants, including current officers who are not executive officers, as a group (approximately 800 persons). The split-adjusted closing price of the Common Stock on December 31, 1999 was $37.29 per share.

       The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

REQUIRED VOTE

       Approval of the proposed amendment will require the affirmative vote of the majority of shares of Common Stock represented in person or by proxy and voting at the Annual Meeting. The Board of Directors has unanimously adopted resolutions setting forth the proposed amendments to the Plan, subject to stockholder approval, declaring their advisability and directing that the proposed amendments be submitted to the stockholders for their approval at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENTS TO AND RATIFICATION OF THE 1997 STOCK PLAN.

                      RATIFICATION OF INDEPENDENT AUDITORS
                         (ITEM NO. 5 ON THE PROXY CARD)

The Board of Directors has selected, subject to ratification by the stockholders, the firm of Ernst & Young LLP to serve as the independent accountants of the Company for the fiscal year ending December 31, 2000 and until their successors are appointed. Ernst & Young LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make any statements they desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             FORM 10-K ANNUAL REPORT

       UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, COVAD COMMUNICATIONS GROUP, INC., 4250 BURTON DRIVE, SANTA CLARA, CALIFORNIA 95054, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED A COPY OF COVAD'S 1999 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED THEREWITH. THE COMPANY WILL FURNISH A REQUESTING SECURITYHOLDER WITH ANY EXHIBIT NOT CONTAINED THEREIN UPON PAYMENT OF A REASONABLE FEE.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

       Under the Company's Bylaws, stockholders who wish to present proposals for action, or to nominate directors, at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company's Bylaws. The Bylaws currently require that such notice be given not more than 60 days nor less than 30 days prior to the meeting, except where less than 35 days notice of the meeting is given to stockholders, then such notice of proposals must have been received by the Secretary not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Stockholder notices must contain the information required by the then current provisions of the Company's Bylaws. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

       In order for proposals to be eligible for inclusion in the Company's proxy statement and Proxy Card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals would have to be received by the Secretary of the Company no later than January 15, 2001. However, the Company may elect to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting, in which event such stockholder proposals would have to be received by the Company a reasonable time before the Company's solicitation is made. Further, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company's then current Bylaws, as referenced in the preceding paragraph. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement. Any such nominations should comply with the Company's Bylaws.

                                           Very truly yours,

                                           /S/  ROBERT E. KNOWLING, JR.
                                           ----------------------------
                                           Robert E. Knowling, Jr.
                                           CHAIRMAN OF THE BOARD
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                           Covad Communications Group, Inc.
May ___, 2000

                                                                      APPENDIX A

                        COVAD COMMUNICATIONS GROUP, INC.

                                 1997 STOCK PLAN
(AMENDED EFFECTIVE AS OF THE EFFECTIVE DATE OF THE COMPANY'S INITIAL PUBLIC
 OFFERING)

       1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

       2.    DEFINITIONS. As used herein, the following definitions shall apply:

             (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

             (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

             (c)  "BOARD" means the Board of Directors of the Company.

             (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

             (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

             (f)  "COMMON STOCK" means the common stock of the Company.

             (g) "COMPANY" means Covad Communications Group, Inc., a Delaware corporation.

             (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

             (i)  "DIRECTOR" means a member of the Board.

             (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

             (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

             (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common
             Stock, the Fair Market Value shall be determined in good faith by the Administrator.

             (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

             (o)  "INSIDE DIRECTOR" means a Director who is an Employee.

             (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

             (q) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

             (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (s)  "OPTION" means a stock option granted pursuant to the Plan.

             (t) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

             (u) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

             (v) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

             (w) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

             (x)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.

             (y) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (z)  "PLAN" means this 1997 Stock Plan.

             (aa) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

             (bb) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

             (cc) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

             (dd) "SECTION 16(b)" means Section 16(b) of the Exchange Act.

             (ee) "SERVICE PROVIDER" means an Employee, Director or Consultant.

             (ff) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

             (gg) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

             (hh) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 15,596,727 post-split Shares [this figure does not give effect to post-IPO stock splits; giving effect to such stock splits, this number is 35,092,635], plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (i) 3% of the outstanding shares on such date, or (ii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

       [If Proposal 3 is approved, Section 3 will be amended as follows:

       "3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 35,092,635 Shares (split-adjusted for the March 31, 2000 3-for-2 stock split effected as a Stock dividend), plus
       (a) an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of 3% of the outstanding Shares on such date, or an amount determined by the Board, and (b) an additional 5,000,000 Shares for the Year 2000. The Shares may be authorized, but unissued, reacquired Common Stock. In no event shall the aggregate annual increase in the number of Shares which may be optioned and sold under the Plan exceed 20,000,000 Shares of Common Stock. All Share numbers in this section will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company."

       If Proposal 4 is approved, Section 3 will be amended as follows:

       "3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 35,092,635 Shares (split-adjusted for the March 31, 2000 3-for-2 stock split effected as a Stock dividend), plus
       (a) an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of 3% of the outstanding Shares on such date, or an amount determined by the Board, and (b) an additional 10,000,000 Shares for the Year 2001. The Shares may be authorized, but unissued, reacquired Common Stock. In no event shall the aggregate annual increase in the number of Shares which may be optioned and sold under the Plan exceed 20,000,000 Shares of Common Stock. All Share numbers in this section will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company."

       If both Proposals 3 and 4 are approved, Section 3 will be amended as follows:

       "3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 35,092,635 Shares (split-adjusted for the March 31, 2000 3-for-2 stock split effected as a Stock dividend), plus
       (a) an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of 3% of the outstanding Shares on such date, or an amount determined by the Board, and (b) an additional 5,000,000 Shares for the Year 2000 and 10,000,000 Shares for the Year 2001. The Shares may be authorized, but unissued, reacquired Common Stock. In no event shall the aggregate annual increase in the number of Shares which may be optioned and sold under the Plan exceed
       20,000,000 Shares of Common Stock. All Share numbers in this section will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company."]

       If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

       4.    ADMINISTRATION OF THE PLAN.

             (a)  PROCEDURE.

                  (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                  (ii) SECTION 162(m). To the extent that the Administrator
             determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) RULE 16b-3. To the extent desirable to qualify
             transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) OTHER ADMINISTRATION. Other than as provided above, the
             Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

             (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i)    to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                  (iv)   to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to reduce the exercise price of any Option or Stock
             Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                  (vii)  to institute an Option Exchange Program;

                  (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;


                  (x)   to modify or amend each Option or Stock Purchase
             Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                  (xii) to authorize any person to execute on behalf of the
             Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                  (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

             (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

       5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

       6.    LIMITATIONS.

             (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

             (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

             (c)  The following limitations shall apply to grants of Options:

                  (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 2,000,000 Shares.

                  (ii) In connection with his or her initial service, a Service
             Provider may be granted Options to purchase up to an additional 2,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

                  (iii) The foregoing limitations shall be adjusted
             proportionately in connection with any change in the Company's capitalization as described in Section 13.

                  (iv) If an Option is canceled in the same fiscal year of the
             Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

       8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

       9.    OPTION EXERCISE PRICE AND CONSIDERATION.

             (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time the Incentive
                 Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee
                 described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

             (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

             (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i)    cash;

                  (ii)   check;

                  (iii)  promissory note;

                  (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                  (vi) a reduction in the amount of any Company liability to the
             Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii)  any combination of the foregoing methods of payment; or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

       10.   EXERCISE OF OPTION.

             (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
       (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and
       (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

       11.   STOCK PURCHASE RIGHTS.

             (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

             (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

             (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

             (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

       12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

       13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

             (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

             (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten
       (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.


             (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

       14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

       15.   AMENDMENT AND TERMINATION OF THE PLAN.

             (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

             (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

       16.   CONDITIONS UPON ISSUANCE OF SHARES.

             (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

       17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


       18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       19. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                   -----------
                                      PROXY
                                   -----------

                        COVAD COMMUNICATIONS GROUP, INC.

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 30, 2000

       The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Covad Communications Group, Inc. (the "Company") dated May __, 2000 and the accompanying Proxy Statement relating to the above-referenced annual meeting, and hereby appoints Robert E. Knowling, Jr. or Timothy Laehy, or either of them, with full power to each of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

       Said proxies are hereby given authority to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 2:00 p.m. local time, on Friday, June 30, 2000, at the Sheraton San Jose Hotel, Milpitas, California and at any and all adjournments or postponements thereof (the "Annual Meeting") on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

       This proxy is solicited by the Board of Directors of the Company, and when properly executed, the shares represented hereby will be voted in accordance with the instructions in this proxy. If no direction is made, this proxy will be voted FOR all of the nominees listed herein (or substitute nominees selected by the Board of Directors) and FOR all the proposals listed herein, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting, including, among other things, consideration of any motion made for adjournment or postponement of the Annual Meeting.

              PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY

                            IN THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)

                            - FOLD AND DETACH HERE -

                                                                           Please mark
                                                                           your votes as
                                                                           indicated in
                                                                           this example
1.   Election of Class I Directors:                                          FOR               WITHHOLD
     Nominees:     Daniel Lynch        Richard Shapero                       ALL               AUTHORITY
              ---------------------, ----------------------------            / /                 / /
              and Larry Irving
                  --------------------

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME IN THE SPACE PROVIDED:

                                                                             FOR ALL
                                                                             EXCEPT NOMINEE(S) WRITTEN
                                                                             IN SPACE PROVIDED
------------------------------------------------------------------           / /

2.   Amendment to the Amended and Restated Certificate of Incorporation      FOR
     to Increase the FOR Number of Authorized Shares of Common Stock:        / /

                                                                             AGAINST             ABSTAIN
                                                                             / /                  / /

3.   Limiting the Annual Increase Under the Plan, Adding 5,000,000           FOR
     Eligible Shares to the 2000 Annual Increase And Ratifying the           / /
     Plan as Amended:
                                                                             AGAINST             ABSTAIN
                                                                             / /                  / /


4.   Limiting the Annual Increase Under the Plan, Adding 10,000,000          FOR
     Eligible Shares to the 2001 Annual Increase And Ratifying the           / /
     Plan as Amended:
                                                                             AGAINST             ABSTAIN
                                                                             / /                  / /


5.   Ratification of Independent Auditors for the Year Ended                 FOR
     December 31, 2000:                                                      / /

                                                                            AGAINST             ABSTAIN
                                                                            / /                  / /

                                             Dated:
                                                   --------------------, 2000

                                                   ---------------------------
                                                            (Signature)

                                                   ---------------------------
                                                              (Title)

                                                   ---------------------------
                                                    (Signature if held jointly)
                                                    Note:  Please date and
                                                    sign exactly as your name(s)
                                                    appear on this Proxy Card.
                                                    If shares are registered
                                                    in more than one name, all
                                                    such persons should sign.
                                                    A corporation should sign
                                                    in its full corporate name
                                                    by a dulyauthorized officer,
                                                    stating his title. When
                                                    signing as attorney,
                                                    executor,administrator,
                                                    trustee or guardian,please
                                                    sign in your official
                                                    capacity and give your full
                                                    title as such. If a
                                                    partnership, please sign
                                                    in the partnership
                                                    name by an authorized
                                                    person.


                            - FOLD AND DETACH HERE -